                                                                     EXHIBIT 1.1

                                              BancBoston Robertson Stephens Inc.
                                                     FORM UNDERWRITING AGREEMENT
                                                     Form updated April 20, 1999

                                                                [Draft of [Date]
                                                                [Execution Copy]
                                                                [Conformed Copy]


                             Underwriting Agreement



                                      Date


BancBoston Robertson Stephens Inc.
555 California Street, Suite 2600
San Francisco, CA  94104
[As Representative of the several Underwriters] or

BancBoston Robertson Stephens Inc.
[Name of other Co-Manager]
[As Representatives of the several Underwriters]
c/o BancBoston Robertson Stephens Inc.
555 California Street, Suite 2600
San Francisco, CA  94104

Ladies and Gentlemen:

     Introductory. [___], a [___] corporation (the "Company), proposes to issue and sell to the several underwriters named in Schedule A (the "Underwriters") an
                                              ----------
aggregate of [___] shares (the "Firm Shares") of its Common Stock, par value $[___] per share (the "Common Shares"). In addition, the Company has granted to the Underwriters an option to purchase up to an additional [___] Common Shares (the "Option Shares") as provided in Section 2. The Firm Shares and, if and to the extent such option is exercised, the Option Shares are collectively called the "Shares". [BancBoston Robertson Stephens Inc. has] [BancBoston Robertson Stephens Inc. and [___] have] agreed to act as representative[s] of the several Underwriters (in such capacity, the "Representative[s]") in connection with the offering and sale of the Shares.

Replace the introductory paragraph with the following text if Selling Stockholders are offering the Firm Shares:

     Introductory/1/. The stockholders of [___], a [___] corporation (the "Company), named in Schedule B (collectively, the "Selling Stockholders")
                    -----------
severally propose to sell to the underwriters named in Schedule A (the
                                                       ----------
"Underwriters") an aggregate of [___] shares (the "Firm Shares") of Common Stock, par value $[___] per share (the "Common Shares"), of the Company. [In addition, the Selling Stockholders have severally granted to the Underwriters an option to purchase up to an additional [___] Common Shares (the "Option Shares") as provided in Section 2, each Selling Stockholder selling up to the amount set forth opposite such Selling Stockholder's name in Schedule B] [In addition,
                                                  ----------
[___], one of the Selling Stockholders, has granted to the Underwriters an option to purchase up to an additional [___] Common Shares (the "Option Shares"), as provided in Section 2 .] The Firm Shares and, if and to the extent such option is exercised, the Option Shares are collectively called the "Shares". [BancBoston Robertson Stephens Inc. has] [BancBoston Robertson Stephens Inc. and [___] have] agreed to act as representative[s] of the several Underwriters (in such capacity, the "Representative[s]") in connection with the offering and sale of the Shares.


Replace the introductory paragraph with the following text if the Company and Selling Stockholders are offering the Firm Shares and/or the
            ---
Option Shares:

     Introductory/1/. [___], a [___] corporation (the "Company"), proposes to issue and sell to the several underwriters named in Schedule A (the
                                                    ----------
"Underwriters") an aggregate of [___] shares of its Common Stock, par value $[___] per share (the "Common Shares"); and the stockholders of the Company named in Schedule B (collectively, the "Selling Stockholders") severally propose
         ----------
to sell to the Underwriters an aggregate of [___] Common Shares. The [___] Common Shares to be sold by the Company and the [___] shares of Common Shares to be sold by the Selling Stockholders are collectively called the "Firm Shares". [In addition, the Company has granted to the Underwriters an option to purchase up to an additional [___] Common Shares (the "Option Shares"), as provided in
Section 2.] [In addition, the Selling Stockholders have severally granted to the Underwriters an option to purchase up to an additional [___] Common Shares (the "Option Shares"), as provided in Section 2, each Selling Stockholder selling up to the amount set forth opposite such Selling Stockholder's name in Schedule B.]
                                                                    ----------
[In addition, the Company has granted to the Underwriters an option to purchase up to an additional [___] Common Shares and the Selling Stockholders have severally granted to the Underwriters an option to purchase up to an additional [___] Common Shares, each Selling Stockholder selling up to the amount set forth opposite such Selling Stockholder's name in Schedule B, all as provided in
                                            ----------
Section 2. The additional [___] Common Shares to be sold by the Company and the additional [___] Common Shares to be sold by the Selling Stockholders pursuant to such option are collectively called the "Option Shares".] The Firm Shares

-------------------
/1/   If any of the Selling Stockholders are "executive officers" of the Company as defined in Rule 3b-7 of the Exchange Act or otherwise have significant information about the operations of the Company (i.e., an active founder or director), this Section should be revised to define such Selling Stockholders as "Principal Selling Stockholders" and the other Selling Stockholders as the "Other Selling Stockholders" with a collective definition for all Selling Stockholders of "Selling Stockholders." Appropriate revisions will need to be made throughout the Agreement.

and, if and to the extent such option is exercised, the Option Shares are collectively called the "Shares". [BancBoston Robertson Stephens Inc. has] [BancBoston Robertson Stephens Inc. and [___] have] agreed to act as representative[s] of the several Underwriters (in such capacity, the "Representative[s]") in connection with the offering and sale of the Common Shares./2/

     The Company has prepared and filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-1/3/ (File No. 333-[___]), which contains a form of prospectus to be used in connection with the public offering and sale of the Shares. Such registration statement, as amended, including the financial statements, exhibits and schedules thereto, in the form in which it was declared effective by the Commission under the Securities Act of 1933 and the rules and regulations promulgated thereunder (collectively, the "Securities Act"), including any information deemed to be a part thereof at the time of effectiveness pursuant to Rule 430A or Rule 434 under the Securities Act, is called the "Registration Statement". Any registration statement filed by the Company pursuant to Rule 462(b) under the Securities Act is called the "Rule 462(b) Registration Statement", and from and after the date and time of filing of the Rule 462(b) Registration Statement the term "Registration Statement" shall include the Rule 462(b) Registration Statement. Such prospectus, in the form first used by the Underwriters to confirm sales of the Shares, is called the "Prospectus"; provided, however, if the Company has, with the consent of BancBoston Robertson Stephens Inc., elected to rely upon Rule 434 under the Securities Act, the term "Prospectus" shall mean the Company's prospectus subject to completion (each, a "preliminary prospectus") dated [___]/4/ (such preliminary prospectus is called the "Rule 434 preliminary prospectus"), together with the applicable term sheet (the "Term Sheet") prepared and filed by the Company with the Commission under Rules 434 and 424(b) under the Securities Act and all references in this Agreement to the date of the Prospectus shall mean the date of the Term Sheet. All references in this Agreement to (i) the Registration Statement, the Rule 462(b) Registration Statement, a preliminary prospectus, the Prospectus or the Term Sheet, or any amendments or supplements to any of the foregoing, shall include any copy thereof filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval System ("EDGAR").

     The Company [and each of the Selling Stockholders] hereby confirm[s] its [their respective] agreements with the Underwriters as follows:

     Section 1.  Representations and Warranties [of the Company].

--------------------
/2/   The remainder of this Agreement, with some exceptions, is written assuming
BancBoston Robertson Stephens Inc. is the sole Representative for the offering. A global replacement from "Representative" to "Representatives" (and accompanying verb conjugation changes) is necessary if the offering is co-managed.

/3/ To accommodate use of Form S-3, some riders are attached at the end of this Agreement as Attachment 1 and other changes can be found in the body of this Agreement.

/4/   Complete with the date of the Company's most recent preliminary prospectus that was circulated to prospective offerees.

     [A. Representations and Warranties of the Company [And the Principal Selling Stockholders]. The Company hereby represents, warrants and covenants to each Underwriter as follows:/5/ /6/

  (a)  Compliance with Registration Requirements.  The Registration
Statement and any Rule 462(b) Registration Statement have been declared effective by the Commission under the Securities Act. The Company has complied to the Commission's satisfaction with all requests of the Commission for additional or supplemental information. No stop order suspending the effectiveness of the Registration Statement or any Rule 462(b) Registration Statement is in effect and no proceedings for such purpose have been instituted or are pending or, to the best knowledge of the Company, are contemplated or threatened by the Commission.

          Each preliminary prospectus and the Prospectus when filed complied in all material respects with the Securities Act and, if filed by electronic transmission pursuant to EDGAR (except as may be permitted by Regulation S-T under the Securities Act), was identical to the copy thereof delivered to the Underwriters for use in connection with the offer and sale of the Shares. Each of the Registration Statement, any Rule 462(b) Registration Statement and any post-effective amendment thereto, at the time it became effective and at all subsequent times, complied and will comply in all material respects with the Securities Act and did not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Prospectus, as amended or supplemented, as of its date and at all subsequent times, did not and will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The representations and warranties set forth in the two immediately preceding sentences do not apply to statements in or omissions from the Registration Statement, any Rule 462(b) Registration Statement, or any post-effective amendment thereto, or the Prospectus, or any amendments or supplements thereto, made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by the Representative expressly for use therein. There are no contracts or other documents required to be described in the Prospectus or to be filed as exhibits to the Registration Statement which have not been described or filed as required.

------------------
/5/   If any of the Selling Stockholders are determined to be "Principal Selling
Stockholders," the heading and lead in should be revised as follows:

  A. Representations and Warranties of the Company and the Principal Selling Stockholder[s]. The Company and the Principal Selling Stockholders hereby represent and warrant to each Underwriter as follows:


/6/ Where the Company is a majority owned subsidiary of a parent, or is otherwise under the control of another entity, as in a primary spin-off, such other entity should be added as a party to this agreement in order to provide
(i) certain or all of the representations, warranties and covenants made by the Company and (ii) indemnification and contribution with respect to the Underwriters.

     (b) Offering Materials Furnished to Underwriters. The Company has delivered to the Representative one/7/ complete conformed copy of the Registration Statement and of each consent and certificate of experts filed as a part thereof, and conformed copies of the Registration Statement (without exhibits) and preliminary prospectuses and the Prospectus, as amended or supplemented, in such quantities and at such places as the Representative has reasonably requested for each of the Underwriters.

     (c) Distribution of Offering Material By the Company. The Company has not distributed and will not distribute, prior to the later of the Second Closing Date (as defined below) and the completion of the Underwriters' distribution of the Shares, any offering material in connection with the offering and sale of the Shares other than a preliminary prospectus, the Prospectus or the Registration Statement.

     (d) The Underwriting Agreement. This Agreement has been duly authorized, executed and delivered by, and is a valid and binding agreement of, the Company, enforceable in accordance with its terms, except as rights to indemnification hereunder may be limited by applicable law and except as the enforcement hereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles.

     (e) Authorization of the Shares [To Be Sold by the Company]. The Shares to be purchased by the Underwriters from the Company have been duly authorized for issuance and sale pursuant to this Agreement and, when issued and delivered by the Company pursuant to this Agreement, will be validly issued, fully paid and nonassessable.

     [(f) Authorization of the Shares To Be Sold by the Selling Stockholders]. The Common Shares to be purchased by the Underwriters from the Selling Stockholders, when issued, were validly issued, fully paid and nonassessable.]

     (g) No Applicable Registration or Other Similar Rights. There are no persons with registration or other similar rights to have any equity or debt securities registered for sale under the Registration Statement or included in the offering contemplated by this Agreement [, other than the Selling Stockholders with respect to the Shares included in the Registration Statement], except for such rights as have been duly waived.

     (h) No Material Adverse Change. Subsequent to the respective dates as of which information is given in the Prospectus: (i) there has been no material adverse change, or any development that could reasonably be expected to result in a material adverse change, in the condition, financial or otherwise, or in the earnings, business, operations or prospects, whether or not arising from transactions in the ordinary course of business, of the Company and its subsidiaries, considered as one entity (any such change or effect, where the context so requires, is called a "Material Adverse Change" or a "Material Adverse Effect"); (ii) the Company and its subsidiaries, considered as one entity, have not incurred any material liability or obligation, indirect, direct or contingent, not in the ordinary course of business nor entered into any material transaction or agreement not in the ordinary course of business; and
(iii) there has been no dividend or

--------------------
/7/   Increase this number to provide that each Representative receives a complete conformed copy.

distribution of any kind declared, paid or made by the Company or, except for dividends paid to the Company or other subsidiaries, any of its subsidiaries on any class of capital stock or repurchase or redemption by the Company or any of its subsidiaries of any class of capital stock.

     (i) Independent Accountants. [___] /8/, who have expressed their opinion with respect to the financial statements (which term as used in this Agreement includes the related notes thereto) [and supporting schedules] filed with the Commission as a part of the Registration Statement and included in the Prospectus, are independent public or certified public accountants as required by the Securities Act/9/.

     (j) Preparation of the Financial Statements. The financial statements filed with the Commission as a part of the Registration Statement and included in the Prospectus present fairly the consolidated financial position of the Company and its subsidiaries as of and at the dates indicated and the results of their operations and cash flows for the periods specified. [The supporting schedules included in the Registration Statement present fairly the information required to be stated therein.] Such financial statements [and supporting schedules] have been prepared in conformity with generally accepted accounting principles [as applied in the United States /10/] applied on a consistent basis throughout the periods involved, except as may be expressly stated in the related notes thereto. No other financial statements or supporting schedules are required to be included in the Registration Statement./11/ The financial data set forth in the Prospectus under the captions "Prospectus Summary--Summary Selected Financial Data", "Selected Financial Data" and "Capitalization" fairly present the information set forth therein on a basis consistent with that of the audited financial statements contained in the Registration Statement./12/ /13/

-----------------
/8/ Insert the names of each accounting firm whose reports appear or are incorporated by reference in the Registration Statement.

/9/ Here insert the phrase "and the Exchange Act" for those issuers filing on either Form S-1 or S-3 that are publicly reporting companies. Define that term here if it has not been previously defined.

/10/ Insert this language if the Company has operations outside of the United States.

/11/ If financial information for any company other than the Company is contained in the Registration Statement or Prospectus, the representations in this paragraph should be repeated (i) by such company, which would become a signatory to this Agreement, or (ii) by the Company but qualified with "To best of the Company's knowledge, ...". Note also that certain changes may be appropriate for the paragraph "Independent Accountants" above and the paragraphs "Accountants Comfort Letter" and "Bring-Down Comfort Letter" in Section 4.

/12/ Continue this paragraph by including the following additional text if pro forma financial information is included in the Prospectus:

   The pro forma [consolidated][condensed] financial statements of the Company and its subsidiaries and the related notes thereto included under the caption "Prospectus Summary--Summary Pro Forma [Consolidated] Selected Financial Data", "Pro Forma [Consolidated] Selected Financial Data" and elsewhere in the Prospectus and in the Registration Statement present fairly the information contained therein, have been prepared in accordance with the Commission's rules and guidelines with respect to pro forma financial statements and have been properly presented on the bases described therein, and the assumptions used in the preparation thereof are reasonable and the adjustments used therein are

     (k) Company's Accounting System. The Company and each of its subsidiaries maintain a system of accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles [as applied in the United States] and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

     (l) Subsidiaries of the Company. The Company does not own or control, directly or indirectly, any corporation, association or other entity other than the subsidiaries listed in Exhibit 21 to the [Registration Statement] [Company's Annual Report on Form 10-K for the fiscal year ended [___]]. /14/

     (m) Incorporation and Good Standing of the Company and its Subsidiaries. Each of the Company and its subsidiaries has been duly organized and is validly existing as a corporation or limited liability company, as the case may be, in good standing under the laws of the jurisdiction in which it is organized with full corporate power and authority to own its properties and conduct its business as described in the prospectus, and is duly qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction which requires such qualification.

     (n) Capitalization of the Subsidiaries. All the outstanding shares of capital stock of each subsidiary have been duly and validly authorized and issued and are fully paid and nonassessable, and, except as otherwise set forth in the Prospectus, all
--------------------------------------------------------------------------------

   appropriate to give effect to the transactions and circumstances referred to therein. No other pro forma financial information is required to be included in the Registration Statement pursuant to Regulation S-X

/13/ Continue this paragraph by including the following additional text if the Company has outstanding preferred stock or if debt securities are being issued in the offering:

   The Company's ratios of earnings to fixed charges [and preferred stock dividends] set forth in the Prospectus under the captions "Prospectus Summary--Summary Selected Financial Data", "Prospectus Summary--Summary Pro Forma [Consolidated] Selected Financial Data", "Selected Financial Data" and "Pro Forma [Consolidated] Selected Financial Data" (etc.) and in Exhibit 12 to the Registration Statement have been calculated in compliance with Item 503(d) of Regulation S-K under the Securities Act.

/14/ If the Company has no subsidiaries, insert "The Company has no subsidiaries." in the place of this last sentence and revise the remainder of this paragraph and the next paragraph accordingly. Also globally search this Agreement for the words "subsidiary", "subsidiaries", "each of", "consolidated", "considered as one entity", etc. to revise the text accordingly. Then delete subsections, [n] and [o]. If the Company's subsidiaries are not material in the aggregate and the Company does not wish to make representations and warranties regarding all non-material subsidiaries, insert "The subsidiaries considered in the aggregate as a single subsidiary, would not constitute a "significant subsidiary," as defined in Rule 1-02(v) of Regulation S-X under the Securities Act."

outstanding shares of capital stock of the subsidiaries are owned by the Company either directly or through wholly owned subsidiaries free and clear of any security interests, claims, liens or encumbrances.

     (o) No Prohibition on Subsidiaries from Paying Dividends or Making Other Distributions. No subsidiary of the Company is currently prohibited, directly or indirectly, from paying any dividends to the Company, from making any other distribution on such subsidiary's capital stock, from repaying to the Company any loans or advances to such subsidiary from the Company or from transferring any of such subsidiary's property or assets to the Company or any other subsidiary of the Company, except as described in or contemplated by the Prospectus.

     (p) Capitalization and Other Capital Stock Matters. The authorized, issued and outstanding capital stock of the Company is as set forth in the Prospectus under the caption "Capitalization" (other than for subsequent issuances, if any, pursuant to employee benefit plans described in the Prospectus or upon exercise of outstanding options [or warrants] described in the Prospectus). The Common Shares (including the Shares) conform in all material respects to the description thereof contained in the Prospectus. All of the issued and outstanding Common Shares have been duly authorized and validly issued, are fully paid and nonassessable and have been issued in compliance with federal and state securities laws. None of the outstanding Common Shares were issued in violation of any preemptive rights, rights of first refusal or other similar rights to subscribe for or purchase securities of the Company. There are no authorized or outstanding options, warrants, preemptive rights, rights of first refusal or other rights to purchase, or equity or debt securities convertible into or exchangeable or exercisable for, any capital stock of the Company or any of its subsidiaries other than those accurately described in the Prospectus. The description of the Company's stock option, stock bonus and other stock plans or arrangements, and the options or other rights granted thereunder, set forth in the Prospectus accurately and fairly presents the information required to be shown with respect to such plans, arrangements, options and rights.

     (q) Stock Exchange Listing. The Shares have been approved for inclusion listing on the [Nasdaq National Market][New York Stock Exchange], subject only to official notice of issuance./15/

     (r) No Consents, Approvals or Authorizations Required. No consent, approval, authorization, filing with or order of any court or governmental agency or regulatory body is required in connection with the transactions contemplated herein,

--------------------
/15/ If the offering contemplated by this Agreement is not an IPO, replace this sentence with the following.

    The Shares are registered pursuant to [Section 12(b) or 12(g)] of the Securities Exchange Act of 1934 (the "Exchange Act") and are listed on the [Nasdaq National Market][New York Stock Exchange (the "NYSE")], and the Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Common Shares under the Exchange Act or delisting the Common Shares from the [Nasdaq National ][NYSE], nor has the Company received any notification that the Commission or the [National Association of Securities Dealers, LLC (the "NASD")][NYSE] is contemplating terminating such registration or listing.

except such as have been obtained or made under the Securities Act and such as may be required (i) under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Shares by the Underwriters in the manner contemplated here and in the Prospectus, (ii) by the National Association of Securities Dealers, LLC and (iii) by the federal and provincial laws of Canada.

     (s) Non-Contravention of Existing Instruments Agreements. Neither the issue and sale of the Shares nor the consummation of any other of the transactions herein contemplated nor the fulfillment of the terms hereof will conflict with, result in a breach or violation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to, (i) the charter or by-laws of the Company or any of its subsidiaries, (ii) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which the Company or any of its subsidiaries is a party or bound or to which its or their property is subject or
(iii) any statute, law, rule, regulation, judgment, order or decree applicable to the Company or any of its subsidiaries of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company or any of its subsidiaries or any of its or their properties.

     (t) No Defaults or Violations. Neither the Company nor any subsidiary is in violation or default of (i) any provision of its charter or by-laws, (ii) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which it is a party or bound or to which its property is subject or (iii) any statute, law, rule, regulation, judgment, order or decree of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company or such subsidiary or any of its properties, as applicable, except any such violation or default which would not, singly or in the aggregate, result in a Material Adverse Change except as otherwise disclosed in the Prospectus.

     (u) No Actions, Suits or Proceedings. [Except as otherwise disclosed in the Prospectus,] No action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries or its or their property is pending or, to the best knowledge of the Company, threatened that (i) could reasonably be expected to have a Material Adverse Effect on the performance of this Agreement or the consummation of any of the transactions contemplated hereby or (ii) could reasonably be expected to result in a Material Adverse Effect.

     (v) All Necessary Permits, Etc. [Except as otherwise disclosed in the Prospectus,] The Company and each subsidiary possess such valid and current certificates, authorizations or permits issued by the appropriate state, federal or foreign regulatory agencies or bodies necessary to conduct their respective businesses, and neither the Company nor any subsidiary has received any notice of proceedings relating to the revocation or modification of, or non-compliance with, any such certificate, authorization or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, could result in a Material Adverse Change.

     (w) Title to Properties. Except as otherwise disclosed in the Prospectus,] The Company and each of its subsidiaries has good and marketable title to all the properties and assets reflected as owned in the financial statements referred to in Section 1(A) (i) above [(or elsewhere in the Prospectus)], in each case free and clear of any security interests, mortgages, liens, encumbrances, equities, claims and other defects, except such as do not materially and adversely affect the value of such property and do not materially interfere with the use made or proposed to be made of such property by the Company or such subsidiary. The real property, improvements, equipment and personal property held under lease by the Company or any subsidiary are held under valid and enforceable leases, with such exceptions as are not material and do not materially interfere with the use made or proposed to be made of such real property, improvements, equipment or personal property by the Company or such subsidiary.

     (x) Tax Law Compliance. The Company and its [consolidated] subsidiaries have filed all necessary federal, state and foreign income and franchise tax returns [or have properly requested extensions thereof] and have paid all taxes required to be paid by any of them and, if due and payable, any related or similar assessment, fine or penalty levied against any of them [except as may be being contested in good faith and by appropriate proceedings]. The Company has made adequate charges, accruals and reserves in the applicable financial statements referred to in Section 1 (A) (i) above in respect of all federal, state and foreign income and franchise taxes for all periods as to which the tax liability of the Company or any of its [consolidated] subsidiaries has not been finally determined. The Company is not aware of any tax deficiency that has been or might be asserted or threatened against the Company that could result in a Material Adverse Change.

     (y) Intellectual Property Rights. Each of the Company and its subsidiaries owns or possesses adequate rights to use all patents, patent rights or licenses, inventions, collaborative research agreements, trade secrets, know-how, trademarks, service marks, trade names and copyrights which are necessary to conduct its businesses as described in the Registration Statement and Prospectus [and any Incorporated Document]; the expiration of any patents, patent rights, trade secrets, trademarks, service marks, trade names or copyrights would not result in a Material Adverse Change that is not otherwise disclosed in the Prospectus; the Company has not received any notice of, and has no knowledge of, any infringement of or conflict with asserted rights of the Company by others with respect to any patent, patent rights, inventions, trade secrets, know-how, trademarks, service marks, trade names or copyrights; and the Company has not received any notice of, and has no knowledge of, any infringement of or conflict with asserted rights of others with respect to any patent, patent rights, inventions, trade secrets, know-how, trademarks, service marks, trade names or copyrights which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, might have a Material Adverse Change. There is no claim being made against the Company regarding patents, patent rights or licenses, inventions, collaborative research, trade secrets, know-how, trademarks, service marks, trade names or copyrights. The Company and its subsidiaries do not in the conduct of their business as now or proposed to be conducted as described in the Prospectus infringe or conflict with any right or patent of any third party, or any discovery, invention, product or process which is the subject of a patent application filed by any third party, known to the Company or any of its subsidiaries, which such infringement or conflict is reasonably likely to result in a Material Adverse Change.

     (z) Year 2000 Preparedness. There are no issues related to the Company's, or any of its subsidiaries', preparedness for the Year 2000 that (i) are of a character required to be described or referred to in the Registration Statement or Prospectus [or any Incorporated Document] by the Securities Act [or by the Exchange Act or the rules and regulations of the Commission thereunder] which have not been accurately described in the Registration Statement or Prospectus [or any Incorporated Document] or (ii) might reasonably be expected to result in any Material Adverse Change or that might materially affect their properties, assets or rights. All internal computer systems and each Constituent Component (as defined below) of those systems and all computer-related products and each Constituent Component (as defined below) of those products of the Company and each of its subsidiaries fully comply with Year 2000 Qualification Requirements. "Year 2000 Qualifications Requirements" means that the internal computer systems and each Constituent Component (as defined below) of those systems and all computer-related products and each Constituent Component (as defined below) of those products of the Company and each of its Subsidiaries (i) have been reviewed to confirm that they store, process (including sorting and performing mathematical operations, calculations and computations), input and output data containing date and information correctly regardless of whether the date contains dates and times before, on or after January 1, 2000, (ii) have been designated to ensure date and time entry recognition and calculations, and date data interface values that reflect the century, (iii) accurately manage and manipulate data involving dates and times, including single century formulas and multi-century formulas, and will not cause an abnormal ending scenario within the application or generate incorrect values or invalid results involving such dates, (iv) accurately process any date rollover, and (v) accept and respond to two-digit year date input in a manner that resolves any ambiguities as to the century. "Constituent Component" means all software (including operating systems, programs, packages and utilities), firmware, hardware, networking components, and peripherals provided as part of the configuration. The Company has inquired of material vendors as to their preparedness for the Year 2000 and has disclosed in the Registration Statement or Prospectus any issues that might reasonably be expected to result in any Material Adverse Change.

     (aa) No Transfer Taxes or Other Fees. There are no transfer taxes or other similar fees or charges under Federal law or the laws of any state, or any political subdivision thereof, required to be paid in connection with the execution and delivery of this Agreement or the issuance and sale by the Company of the shares.

     (bb) Company Not an "Investment Company". The Company has been advised of the rules and requirements under the Investment Company Act of 1940, as amended (the "Investment Company Act"). The Company is not, and after receipt of payment for the Shares will not be, an "investment company" or an entity "controlled" by an "investment company" within the meaning of the Investment Company Act and will conduct its business in a manner so that it will not become subject to the Investment Company Act.

     (cc) Insurance. [Except as otherwise disclosed in the Prospectus,] Each of the Company and its subsidiaries are insured by recognized, financially sound and reputable institutions with policies in such amounts and with such deductibles and covering such risks as are generally deemed adequate and customary for their businesses including, but not limited to, policies covering real and personal property owned or leased by the Company and its subsidiaries against theft, damage, destruction, acts of vandalism and earthquakes, general liability and Directors and Officers liability. The Company has no reason to believe that it or any subsidiary will not be able (i) to renew its existing insurance coverage as and when such policies expire or (ii) to obtain comparable coverage from similar institutions as may be necessary or appropriate to conduct its business as now conducted and at a cost that would not result in a Material Adverse Change. Neither of the Company nor any subsidiary has been denied any insurance coverage which it has sought or for which it has applied.

     (dd) Labor Matters. To the best of Company's knowledge, no labor disturbance by the employees of the Company or any of its subsidiaries exists or is imminent; and the Company is not aware of any existing or imminent labor disturbance by the employees of any of its principal suppliers, [subassemblers, value added resellers, subcontractors, original equipment manufacturers, authorized dealers or international distributors] that might be expected to result in a Material Adverse Change.

     (ee) No Price Stabilization or Manipulation. The Company has not taken and will not take, directly or indirectly, any action designed to or that might be reasonably expected to cause or result in stabilization or manipulation of the price of the Common Stock to facilitate the sale or resale of the Shares.

     (ff)  Lock-Up Agreements.  Each officer and director of the company[, each Selling Stockholder] and each beneficial owner of one or more percent of the outstanding issued share capital of the Company/16/ has agreed to sign an agreement substantially in the form attached hereto as Exhibit A (the "Lock-up
                                                       ---------
Agreements"). The Company has provided to counsel for the Underwriters a complete and accurate list of all securityholders of the Company and the number and type of securities held by each securityholder. The Company has provided to counsel for the Underwriters true, accurate and complete copies of all of the Lock-up Agreements presently in effect or effected hereby. The Company hereby represents and warrants that it will not release any of its officers, directors or other stockholders from any Lock-up Agreements currently existing or hereafter effected without the prior written consent of BancBoston Robertson Stephens Inc.

     (gg) Related Party Transactions. There are no business relationships or related-party transactions involving the Company or any subsidiary or any other person required to be described in the Prospectus which have not been described as required.

          Any certificate signed by an officer of the Company and delivered to the Representative or to counsel for the Underwriters shall be deemed to be a representation and warranty by the Company to each Underwriter as to the matters set forth therein.

------------------
/16/   The "1% or more" relating to the outstanding issued share capital of the
Company shall be calculated in the same manner as the "Shares Beneficially Owned Prior to the Offering" column from the "Principal and Selling Shareholders" table of the Prospectus.

Set forth below are additional representations, some or all of which may be appropriate to include:

     (aaa) No Unlawful Contributions or Other Payments. [Except as otherwise disclosed in the Prospectus,] Neither the Company nor any of its subsidiaries nor, to the best of the Company's knowledge, any employee or agent of the Company or any subsidiary, has made any contribution or other payment to any official of, or candidate for, any federal, state or foreign office in violation of any law or of the character required to be disclosed in the Prospectus.

     (bbb) Environmental Laws. [Except as otherwise disclosed in the Prospectus,] (i) the Company is in compliance with all rules, laws and regulations relating to the use, treatment, storage and disposal of toxic substances and protection of health or the environment ("Environmental Laws") which are applicable to its business, except where the failure to comply would not result in a Material Adverse Change, (ii) the Company has received no notice from any governmental authority or third party of an asserted claim under Environmental Laws, which claim is required to be disclosed in the Registration Statement and the Prospectus [and any Incorporated Document], (iii) the Company will not be required to make future material capital expenditures to comply with Environmental Laws and (iv) no property which is owned, leased or occupied by the Company has been designated as a Superfund site pursuant to the Comprehensive Response, Compensation, and Liability Act of 1980, as amended (42 U.S.C. (S) 9601, et seq.), or otherwise designated as a contaminated site under
                 -- ---
applicable state or local law.

     (ccc) Periodic Review of Costs of Environmental Compliance. In the ordinary course of its business, the Company conducts a periodic review of the effect of Environmental Laws on the business, operations and properties of the Company and its subsidiaries, in the course of which it identifies and evaluates associated costs and liabilities (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties). On the basis of such review and the amount of its established reserves, the Company has reasonably concluded that such associated costs and liabilities would not, individually or in the aggregate, result in a Material Adverse Change.

     (ddd) ERISA Compliance. [Except as otherwise disclosed in the Prospectus,] The Company and its subsidiaries and any "employee benefit plan" (as defined under the Employee Retirement Income Security Act of 1974, as amended, and the regulations and published interpretations thereunder (collectively, "ERISA")) established or maintained by the Company, its subsidiaries or their "ERISA Affiliates" (as defined below) are in compliance in all material respects with ERISA. "ERISA Affiliate" means, with respect to the Company or a subsidiary, any member of any group of organizations described in Sections 414(b),(c),(m) or (o) of the Internal Revenue Code of 1986, as amended, and the regulations and published interpretations thereunder (the "Code") of which the Company or such subsidiary is a member. No "reportable event" (as defined under ERISA) has occurred or is reasonably expected to occur with respect to any "employee benefit plan" established or maintained by the Company, its subsidiaries or any of their ERISA Affiliates. No "employee benefit plan" established or maintained by the Company, its subsidiaries or any of their ERISA Affiliates, if such "employee benefit plan" were terminated, would have any "amount of unfounded benefit liabilities" (as defined under ERISA). Neither the Company, its subsidiaries nor any of their ERISA Affiliates has incurred or reasonably expects to incur any liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any "employee benefit plan" or (ii) Sections 412, 4971, 4975 or 4980B of the Code. Each "employee benefit plan" established or maintained by the Company, its subsidiaries or any of their ERISA Affiliates that is intended to be qualified under Section 401(a) of the Code is so qualified and nothing has occurred, whether by action or failure to act, which would cause the loss of such qualification.

     (eee) Financial Projections. The statements, (including the assumptions described therein) included in the Registration Statement and the Prospectus under the headings "Summary of Significant Projections and Assumptions" and "Financial Projections" (i) are within the coverage of Rule 175(b) under the Act to the extent such data constitute forward looking statements as defined in Rule 175(c) and (ii) were made by the Company with a reasonable basis and reflect the Company's good faith estimate of the matters described therein.

     B. Representations and Warranties of the Selling Stockholders. Each Selling Stockholder represents, warrants and covenants to each Underwriter as follows:

     (a) The Underwriting Agreement. This Agreement has been duly authorized, executed and delivered by or on behalf of such Selling Stockholder and is a valid and binding agreement of such Selling Stockholder, enforceable in accordance with its terms, except as rights to indemnification hereunder may be limited by applicable law and except as the enforcement hereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles.

     (b)  The Custody Agreement and Power of Attorney.  Each of the (i)
Custody Agreement signed by such Selling Stockholder and [___], as custodian (the "Custodian"), relating to the deposit of the Shares to be sold by such Selling Stockholder (the "Custody Agreement") and (ii) Power of Attorney appointing certain individuals named therein as such Selling Stockholder's attorneys-in-fact (each, an "Attorney-in-Fact") to the extent set forth therein relating to the transactions contemplated hereby and by the Prospectus (the "Power of Attorney"), of such Selling Stockholder has been duly authorized, executed and delivered by such Selling Stockholder and is a valid and binding agreement of such Selling Stockholder, enforceable in accordance with its terms, except as rights to indemnification thereunder may be limited by applicable law and except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles. Each Selling Stockholder agrees that the Shares to be sold by such Selling Stockholder on deposit with the Custodian is subject to the interests of the Underwriters, that the arrangements made for such custody are to that extent irrevocable, and that the obligations of such Selling Stockholder hereunder shall not be terminated, except as provided in this Agreement or in the Custody Agreement, by any act of the Selling Stockholder, by operation of law, by death or incapacity of such Selling Stockholder or by the occurrence of any other event. If such Selling Stockholder should die or become incapacitated, or in any other event should occur, before the delivery of the Shares to be sold by such Selling Stockholder hereunder, the documents evidencing the Shares to be sold by such Selling Stockholder then on deposit with the Custodian shall be delivered by the Custodian in accordance with the terms and conditions of this Agreement as if such death, incapacity or other event had not occurred, regardless of whether or not the Custodian shall have received notice thereof.

     (c) Title to Shares to be Sold. Such Selling Stockholder is the lawful owner of the Shares to be sold by such Selling Stockholder hereunder and upon sale and delivery of, and payment for, such Shares, as provided herein, such Selling Stockholder will convey good and marketable title to such Shares, free and clear of all liens, encumbrances, equities and claims whatsoever.

     (d) All Authorizations Obtained. Such Selling Stockholder has, and on the First Closing Date and the Second Closing Date (as defined below) will have, good and valid title to all of the Company Shares which may be sold by such Selling Stockholder pursuant to this Agreement on such date and the legal right and power, and all authorizations and approvals required by law [and under its charter or by-laws,] [partnership agreement,] [trust agreement] [or other organizational documents] to enter into this Agreement and its Custody Agreement and Power of Attorney, to sell, transfer and deliver all of the Shares which may be sold by such Selling Stockholder pursuant to this Agreement and to comply with its other obligations hereunder and thereunder.

     (e) No Further Consents, Authorization or Approvals. No consent, approval, authorization or order of any court or governmental agency or body is required for the consummation by such Selling Stockholder of the transactions contemplated herein, except such as may have been obtained under the Securities Act and such as may be required under the federal and provincial securities laws of Canada or the blue sky laws or any jurisdiction in connection with the purchase and distribution of the Shares by the Underwriters and such other approvals as have been obtained.

     (f) Non-Contravention. Neither the sale of the Securities being sold by such Selling Stockholder nor the consummation of any other of the transactions herein contemplated by such Selling Stockholder or the fulfillment of the terms hereof by such Selling Stockholder will conflict with, result in a breach or violation of, or constitute a default under any law or the terms of any indenture or other agreement or instrument to which such Selling Stockholder is party or bound, any judgment, order or decree applicable to such Selling Stockholder or any court or regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over such Selling Stockholder.

     (g) No Registration or Other Similar Rights. Such Selling Stockholder does not have any registration or other similar rights to have any equity or debt securities registered for sale by the Company under the Registration Statement or included in the offering contemplated by this Agreement, except for such rights as are described in the Prospectus under "Shares Eligible for Future Sale".

     (h) No Preemptive, Co-sale or other Rights. Such Selling Stockholder does not have, or has waived prior to the date hereof, any preemptive right, co-sale right or right of first refusal or other similar right to purchase any of the Shares that are to be sold by the Company or any of the other Selling Stockholders to the Underwriters pursuant to this Agreement; and such Selling Stockholder does not own any warrants, options or similar rights to acquire, and does not have any right or arrangement to acquire, any capital stock, right, warrants, options or other securities from the Company, other than those described in the Registration Statement and the Prospectus.

     (i) Disclosure Made by Such Selling Stockholder in the Prospectus. All information furnished by or on behalf of such Selling Stockholder in writing expressly for use in the Registration Statement and Prospectus is, and on the First Closing Date and the Second Closing Date (as defined below) will be, true, correct, and complete in all material respects, and does not, and on the First Closing Date and the Second Closing Date will not, contain any untrue statement of a material fact or omit to state any material fact necessary to make such information not misleading. Such Selling Stockholder confirms as accurate the number of shares of Company Shares set forth opposite such Selling Stockholder's name in the Prospectus under the caption "Principal and Selling Stockholders" (both prior to and after giving effect to the sale of the Shares).

     (j) No Price Stabilization or Manipulation. Such Selling Stockholder has not taken and will not take, directly or indirectly, any action designed to or that might be reasonably expected to cause or result in stabilization or manipulation of the price of the Common Stock to facilitate the sale or resale of the Shares.

     (k) No Transfer Taxes or Other Fees. There are no transfer taxes or other similar fees or charges under Federal law or the laws of any state, or any political subdivision thereof, required to be paid in connection with the execution and delivery of this Agreement or the sale by the Selling Stockholders of the Shares.

     (l) Distribution of Offering Materials by the Selling Stockholders. The Selling Stockholders have not distributed and will not distribute, prior to the later of the Second Closing Date (as defined below) and the completion of the Underwriters' distribution of the Shares, any offering material in connection with the offering and sale of the Shares by such Selling Stockholder other than a preliminary prospectus, the Prospectus or the Registration Statement.

     (m)  Confirmation of Company Representations and Warranties.  Such
Selling Stockholder has no reason to believe that the representations and warranties of the Company contained in Section 1(A) hereof are not true and correct, is familiar with the Registration Statement and the Prospectus and has no knowledge of any material fact, condition or information not disclosed in the Registration Statement or the Prospectus which has had or may result in a Material Adverse Change on the condition, financial or otherwise, or on the earnings, business, operation or prospects, whether or not arising from transactions in the ordinary course of business of the Company and its subsidiaries, considered as one entity, and is not prompted to sell the Shares to be sold by such Selling Stockholder by any information concerning the Company which is not set forth in the Registration Statement and the Prospectus.

     Any certificate signed by or on behalf of any Selling Stockholder and delivered to the Representative or to counsel for the Underwriters shall be deemed to be a representation and warranty by such Selling Stockholder to each Underwriter as to the matters covered thereby.

      Section 2.  Purchase, Sale and Delivery of the Shares.

     (a)  The Firm Shares.  The Company agrees to issue and sell to the several Underwriters the Firm Shares upon the terms herein set forth. On the basis of the representations, warranties and agreements herein contained, and upon the terms but subject to the conditions herein set forth, the Underwriters agree, severally and not jointly, to purchase from the Company the respective number of Firm Shares set forth opposite their names on Schedule A. The
                                                        ----------
purchase price per Firm Share to be paid by the several Underwriters to the Company shall be $[___] per share.

Replace the initial paragraph with the following text if Selling Stockholders are offering the Firm Shares:

     (a) The Firm Shares. The Selling Stockholders agree to sell to the several Underwriters the Firm Shares upon the terms set forth herein, each Selling Stockholder selling the number of Firm Shares set forth opposite such Selling Stockholder's name on Schedule B. On the basis of the representations,
                      ----------
warranties and agreements herein contained, and upon the terms but subject to the conditions herein set forth, the Underwriters agree, severally and not jointly, to purchase from the Selling Stockholders the respective number of Firm Shares set forth opposite their names on Schedule B. The purchase price per Firm
                                         ----------
Share to be paid by the several Underwriters to the Selling Stockholders shall be $[___] per share.

Replace the initial paragraph with the following text if
the Company and Selling Stockholders are offering the Firm Shares:
            ---

     (a) The Firm Shares. Upon the terms herein set forth, (i) the Company agrees to issue and sell to the several Underwriters an aggregate of [___] Firm Shares and (ii) the Selling Stockholders agree to sell to the several Underwriters an aggregate of [___] Firm Shares, each Selling Stockholder selling the number of Firm Shares set forth opposite such Selling Stockholder's name on Schedule B. On the basis of the representations, warranties and agreements
----------
herein contained, and upon the terms but subject to the conditions herein set forth, the Underwriters agree, severally and not jointly, to purchase from the Company and the Selling Stockholders the respective number of Firm Shares set forth opposite their names on Schedule A. The purchase price per Firm Share to
                              ----------
be paid by the several Underwriters to the Company and the Selling Stockholders shall be $[___] per share.

     (b) The First Closing Date. Delivery of the Firm Shares to be purchased by the Underwriters and payment therefor shall be made by the Company and the Representative at 6:00 a.m. San Francisco time, at the offices of [NAME AND ADDRESS OF COMPANY COUNSEL] (or at such other place as may be agreed upon among the Representatives and the Company), (i) on the third (3rd) full business day following the first day that Shares are traded, (ii) if this Agreement is executed and delivered after 1:30 P.M., San Francisco time, the fourth (4th) full business day following the day that this Agreement is executed and delivered or (iii) at such other time and date not later that seven (7) full business days following the first day that Shares are traded as the Representative and the Company may determine (or at such time and date to which payment and delivery shall have been postponed pursuant to Section 8 hereof), such time and date of payment and delivery being herein called the "Closing Date;" provided, however, that if the Company has not made available to the Representatives copies of the Prospectus within the time provided in Section 4(d) hereof, the Representative may, in its sole discretion, postpone the Closing Date until no later that two (2) full business days following delivery of copies of the Prospectus to the Representative.

    (c) The Option Shares; the Second Closing Date. In addition, on the basis of the representations, warranties and agreements herein contained, and upon the terms but subject to the conditions herein set forth, [the Company] [[___], one of the Selling Stockholders] the Selling Stockholders the Company and the Selling Stockholders hereby grant[s] an option to the several Underwriters to purchase, severally and not jointly, up to an aggregate of [___] Option Shares from [the Company][such Selling Stockholder] the Selling Stockholders the Company and the Selling Stockholders at the purchase price per share to be paid by the Underwriters for the Firm Shares. The option granted hereunder is for use by the Underwriters solely in covering any over-allotments in connection with the sale and distribution of the Firm Shares. The option granted hereunder may be exercised at any time upon notice by the Representative to [the Company][such Selling Stockholder (with a copy to the Company)], the Selling Stockholders (with a copy to the Company) the Company and the Selling Stockholders, which notice may be given at any time within 30 days from the date of this Agreement. The time and date of delivery of the Option Shares, if subsequent to the First Closing Date, is called the "Second Closing Date" and shall be determined by the Representative and shall not be earlier than three nor later than five full business days after delivery of such notice of exercise. If any Option Shares are to be purchased, [(i)] each Underwriter agrees, severally and not jointly, to purchase the number of Option Shares (subject to such adjustments to eliminate fractional shares as the Representative may determine) that bears the same proportion to the total number of Option Shares to be purchased as the number of Firm Shares set forth on Schedule A opposite the name of such Underwriter bears to the total number of
----------
Firm Shares and (ii) each Selling Stockholderthe Company and each Selling Stockholder agrees, severally and not jointly, to sell the number of Option Shares (subject to such adjustments to eliminate fractional shares as the Representative may determine) that bears the same proportion to the total number of Option Shares to be sold as the number of Option Shares set forth in Schedule
                                                                        --------
B opposite the name of such Selling Stockholder (or, in the case of the Company,
-
as the number of Option Shares to be sold by the Company as set forth in the paragraph "Introductory" of this Agreement) bears to the total number of Option Shares]. The Representative may cancel the option at any time prior to its expiration by giving written notice of such cancellation to [the Company] [such Selling Stockholder (with a copy to the Company) the Selling Stockholders (with a copy to the Company) the Company and the Selling Stockholders.

    (d) Public Offering of the Shares. The Representative hereby advises the Company [and the Selling Stockholders] that the Underwriters intend to offer for sale to the public, as described in the Prospectus, their respective portions of the Shares as soon after this Agreement has been executed and the Registration Statement has been declared effective as the Representative, in its sole judgment, has determined is advisable and practicable.

Insert the following Payment and Delivery provisions if all Shares are being sold by the Company

    (e) Payment for the Shares. Payment for the Shares shall be made at the First Closing Date (and, if applicable, at the Second Closing Date) by wire transfer in immediately available-funds to the order of the Company.

         It is understood that the Representative has been authorized, for its own account and the accounts of the several Underwriters, to accept delivery of and receipt for, and make payment of the purchase price for, the Firm Shares and any Option Shares the Underwriters have agreed to purchase. BancBoston Robertson Stephens Inc., individually and not as the Representative of the Underwriters, may (but shall not be obligated to) make payment for any Shares to be purchased by any Underwriter whose funds shall not have been received by the Representative by the First Closing Date or the Second Closing Date, as the case may be, for the account of such Underwriter, but any such payment shall not relieve such Underwriter from any of its obligations under this Agreement.

    (f) Delivery of the Shares. The Company shall deliver, or cause to be delivered, a credit representing the Firm Shares to an account or accounts at The Depository Trust Company, as designated by the Representative for the accounts of the Representative and the several Underwriters at the First Closing Date, against the irrevocable release of a wire transfer of immediately available funds for the amount of the purchase price therefor. The Company shall also deliver, or cause to be delivered a credit representing the Option Shares the Underwriters have agreed to purchase at the First Closing Date (or the Second Closing Date, as the case may be), to an account or accounts at The Depository Trust Company as designated by the Representatives for the accounts of the Representative and the several Underwriters, against the irrevocable release of a wire transfer of immediately available funds for the amount of the purchase price therefor. Time shall be of the essence, and delivery at the time and place specified in this Agreement is a further condition to the obligations of the Underwriters.

Insert the following Payment and Delivery provisions if
Shares are being sold by the Company and by Selling Stockholders
                                     ---
(or edited appropriately if Firm Shares or Option Shares are being sold only by Selling Stockholders)

    (e) Payment for the Shares. Payment for the Shares to be sold by the Company shall be made at the First Closing Date (and, if applicable, at the Second Closing Date) by wire transfer of immediately available funds to the order of the Company. Payment for the Shares to be sold by the Selling Stockholders shall be made at the First Closing Date (and, if applicable, at the Second Closing Date) by wire transfer of immediately available funds to the order of the Custodian.

         It is understood that the Representative has been authorized, for its own account and the accounts of the several Underwriters, to accept delivery of and receipt for, and make payment of the purchase price for, the Firm Shares and any Option Shares the Underwriters have agreed to purchase. BancBoston Robertson Stephens Inc., individually and not as the Representative of the Underwriters, may (but shall not be obligated to) make payment for any Shares to be purchased by any Underwriter whose funds shall not have been received by the Representative by the First Closing Date or the Second Closing Date, as the case may be, for the account of such Underwriter, but any such payment shall not relieve such Underwriter from any of its obligations under this Agreement.

       Each Selling Stockholder hereby agrees that (i) it will pay all stock transfer taxes, stamp duties and other similar taxes, if any, payable upon the sale or delivery of the Shares to be sold by such Selling Stockholder to the several Underwriters, or otherwise in connection with the performance of such Selling Stockholder's obligations hereunder and (ii) the Custodian is authorized to deduct for such payment any such amounts from the proceeds to such Selling Stockholder hereunder and to hold such amounts for the account of such Selling Stockholder with the Custodian under the Custody Agreement.

     (f) Delivery of the Shares. The Company [and the Selling Stockholders] shall deliver, or cause to be delivered a credit representing the Firm Shares to an account or accounts at The Depository Trust Company as designated by the Representative for the accounts of the Representative and the several Underwriters at the First Closing Date, against the irrevocable release of a wire transfer of immediately available funds for the amount of the purchase price therefor. The Company [and the Selling Stockholders] shall also deliver, or cause to be delivered a credit representing the Option Shares to an account or accounts at The Depository Trust Company as designated by the Representative for the accounts of the Representative and the several Underwriters, at the First Closing Date or the Second Closing Date, as the case may be, against the irrevocable release of a wire transfer of immediately available funds for the amount of the purchase price therefor. Time shall be of the essence, and delivery at the time and place specified in this Agreement is a further condition to the obligations of the Underwriters.

     (g) Delivery of Prospectus to the Underwriters. Not later than 12:00 noon on the second business day following the date the Shares are released by the Underwriters for sale to the public, the Company shall deliver or cause to be delivered copies of the Prospectus in such quantities and at such places as the Representative shall request.

     Section 3.  Covenants of the Company [and the Selling Stockholders].

     [A. Covenants of the Company.] The Company further covenants and agrees with each Underwriter as follows:

    (a) Registration Statement Matters. The Company will (i) use its best efforts to cause a registration statement on Form 8-A (the "Form 8-A Registration Statement") as required by the Securities Exchange Act of 1934 (the "Exchange Act") to become effective simultaneously with the Registration Statement, (ii) use its best efforts to cause the Registration Statement to become effective or, if the procedure in Rule 430A of the Securities Act is followed, to prepare and timely file with the Commission under Rule 424(b) under the Securities Act a Prospectus in a form approved by the Representative containing information previously omitted at the time of effectiveness of the Registration Statement in reliance on Rule 430A of the Securities Act and (iii) not file any amendment to the Registration Statement or supplement to the Prospectus of which the Representative shall not previously have been advised and furnished with a copy or to which the Representative shall have reasonably objected in writing or which is not in compliance with the Securities Act. If the Company elects to rely on Rule 462(b) under the Securities Act, the Company shall file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) under the Securities Act prior to the time confirmations are sent or given, as specified by Rule 462(b)(2) under the Securities Act, and shall pay the applicable fees in accordance with Rule 111 under the Securities Act.

     (b)  Securities Act Compliance.  The Company will advise the
Representative promptly (i) when the Registration Statement or any post-effective amendment thereto shall have become effective, (ii) of receipt of any comments from the Commission, (iii) of any request of the Commission for amendment of the Registration Statement or for supplement to the Prospectus or for any additional information and (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the use of the Prospectus or of the institution of any proceedings for that purpose.
The Company will use its best efforts to prevent the issuance of any such stop order preventing or suspending the use of the Prospectus and to obtain as soon as possible the lifting thereof, if issued.

     (c) Blue Sky Compliance. The Company will cooperate with the Representatives and counsel for the Underwriters in endeavoring to qualify the Shares for sale under the securities laws of such jurisdictions (both national and foreign) as the Representative may reasonably have designated in writing and will make such applications, file such documents, and furnish such information as may be reasonably required for that purpose, provided the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction where it is not now so qualified or required to file such a consent. The Company will, from time to time, prepare and file such statements, reports and other documents, as are or may be required to continue such qualifications in effect for so long a period as the Representative may reasonably request for distribution of the Shares.

     (d) Amendments and Supplements to the Prospectus and Other Securities Act Matters. The Company will comply with the Securities Act and the Exchange
Act, and the rules and regulations of the Commission thereunder, so as to permit the completion of the distribution of the Shares as contemplated in this Agreement and the Prospectus. If during the period in which a prospectus is required by law to be delivered by an Underwriter or dealer, any event shall occur as a result of which, in the judgment of the Company or in the reasonable opinion of the Representative or counsel for the Underwriters, it becomes necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances existing at the time the Prospectus is delivered to a purchaser, not misleading, or, if it is necessary at any time to amend or supplement the Prospectus to comply with any law, the Company promptly will prepare and file with the Commission, and furnish at its own expense to the Underwriters and to dealers, an appropriate amendment to the Registration Statement or supplement to the Prospectus so that the Prospectus as so amended or supplemented will not, in the light of the circumstances when it is so delivered, be misleading, or so that the Prospectus will comply with the law.

     (e) Copies of any Amendments and Supplements to the Prospectus. The Company agrees to furnish the Representative, without charge, during the period beginning on the date hereof and ending on the later of the First Closing Date or such date, as in the opinion of counsel for the Underwriters, the Prospectus is no longer required by law to be delivered in connection with sales by an Underwriter or dealer (the "Prospectus Delivery Period"), as many copies of the Prospectus and any amendments and supplements thereto [(including any documents incorporated or deemed incorporated by reference therein)] as the Representative may request.

     (f) Insurance. The Company shall (i) obtain Directors and Officers liability insurance in the minimum amount of $10 million which shall apply to the offering contemplated hereby and (ii) shall cause BancBoston Robertson Stephens Inc. to be added as an additional insured to such policy in respect of the offering contemplated hereby.

     (g)  Notice of Subsequent Events.   If at any time during the ninety (90)
day period after the Registration Statement becomes effective, any rumor, publication or event relating to or affecting the Company shall occur as a result of which in your opinion the market price of the Company Shares has been or is likely to be materially affected (regardless of whether such rumor, publication or event necessitates a supplement to or amendment of the Prospectus), the Company will, after written notice from you advising the Company to the effect set forth above, forthwith prepare, consult with you concerning the substance of and disseminate a press release or other public statement, reasonably satisfactory to you, responding to or commenting on such rumor, publication or event.

     (h) Use of Proceeds. The Company shall apply the net proceeds from the sale of the Shares sold by it in the manner described under the caption "Use of Proceeds" in the Prospectus.

     (i) Transfer Agent. The Company shall engage and maintain, at its expense, a registrar and transfer agent for the Company Shares.

     (j) Earnings Statement. As soon as practicable, the Company will make generally available to its security holders and to the Representative an earnings statement (which need not be audited) covering the twelve-month period ending [___]/17/ that satisfies the provisions of Section 11(a) of the Securities Act.


     (k) Periodic Reporting Obligations. During the Prospectus Delivery Period the Company shall file, on a timely basis, with the Commission and the [Nasdaq National Market] New York Stock Exchange all reports and documents required to be filed under the Exchange Act.

     (l) Agreement Not to Offer or Sell Additional Securities. The Company will not, without the prior written consent of BancBoston Robertson Stephens Inc., for a period of 180 days following the date of the Prospectus, offer, sell or contract to sell, or otherwise dispose of or enter into any transaction which is designed to, or could be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise by the Company or any affiliate of the Company or any person in privity with the Company or any affiliate of the Company)

-----------------------
/17/ Insert the date of the end of the Company's first quarter ending after one year following the "effective date of the Registration Statement" (as defined in Rule 158(c) under the Securities Act).

directly or indirectly, or announce the offering of, any other Common Shares or any securities convertible into, or exchangeable for, Common Shares; provided, however, that the Company may (i) issue and sell Common Shares pursuant to any director or employee stock option plan, stock ownership plan or dividend reinvestment plan of the Company in effect at the date of the Prospectus and described in the Prospectus so long as none of those shares may be transferred on during the period of 180 days from the date that the Registration Statement is declared effective (the "Lock-Up Period") and the Company shall enter stop transfer instructions with its transfer agent and registrar against the transfer of any such Common Shares and (ii) the Company may issue Common Shares issuable upon the conversion of securities or the exercise of warrants outstanding at the date of the Prospectus and described in the Prospectus.


     (m) Future Reports to the Representative. During the period of five years hereafter the Company will furnish to the Representative (i) as soon as practicable after the end of each fiscal year, copies of the Annual Report of the Company containing the balance sheet of the Company as of the close of such fiscal year and statements of income, stockholders' equity and cash flows for the year then ended and the opinion thereon of the Company's independent public or certified public accountants; (ii) as soon as practicable after the filing thereof, copies of each proxy statement, Annual Report on Form 10-K, Quarterly Report on Form 10-Q, Current Report on Form 8-K or other report filed by the Company with the Commission, the National Association of Securities Dealers, LLC or any securities exchange; and (iii) as soon as available, copies of any report or communication of the Company mailed generally to holders of its capital stock.

     [(n) Exchange Act Compliance. During the Prospectus Delivery Period, the Company will file all documents required to be filed with the Commission pursuant to Section 13, 14 or 15 of the Exchange Act in the manner and within the time periods required by the Exchange Act.]


     B. Covenants of the Selling Stockholders. Each Selling Stockholder further covenants and agrees with each Underwriter:

     (a) Agreement Not to Offer or Sell Additional Securities. Such Selling Stockholder will not, during the Lock-Up Period, make a disposition of Securities (as defined in Exhibit A hereto) now owned or hereafter acquired directly by such person or with respect to which such person has or hereafter acquires the power of disposition, otherwise than (i) as a bona fide gift or gifts, provided the donee or donees thereof agree in writing to be bound by this restriction, (ii) as a distribution to partners or shareholders of such person, provided that the distributees thereof agree in writing to be bound by the terms of this restriction, (iii) with respect to dispositions of Common Shares acquired on the open market or (iv) with the prior written consent of BancBoston Robertson Stephens Inc. The foregoing restriction has been expressly agreed to preclude the holder of the Securities from engaging in any hedging or other transaction which is designed to or reasonably expected to lead to or result in a disposition of Securities during the Lock-Up Period, even if such Securities would be disposed of by someone other than such holder. Such prohibited hedging or other transactions would include, without limitation, any short sale (whether or not against the box) or any purchase, sale or grant of any right (including, without limitation, any put or call option) with respect to any Securities or with respect to any security (other than a broad-based market basket or index) that includes, relates to or derives any significant part of its value from Securities. Furthermore, such person has also agreed and consented to the entry of stop transfer instructions with the Company's transfer agent against the transfer of the Securities held by such person except in compliance with this restriction.

     (b) Delivery of Forms W-8 and W-9. To deliver to the Representative prior to the First Closing Date a properly completed and executed United States Treasury Department Form W-8 (if the Selling Stockholder is a non-United States person) or Form W-9 (if the Selling Stockholder is a United States Person).

     (c) Notification of Untrue Statements, etc. If, at any time prior to the date on which the distribution of the Common Shares as contemplated herein and in the Prospectus has been completed, as determined by the Representative, such Selling Stockholder has knowledge of the occurrence of any event as a result of which the Prospectus or the Registration Statement, in each case as then amended or supplemented, would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, such Selling Stockholder will promptly notify the Company and the Representative.

     Section 4. Conditions of the Obligations of the Underwriters. The obligations of the several Underwriters to purchase and pay for the Shares as provided herein on the First Closing Date and, with respect to the Option Shares, the Second Closing Date, shall be subject to the accuracy of the representations and warranties on the part of the Company [and the Selling Stockholders] set forth in Section 1 [Sections 1(A) and 1(B)] hereof as of the date hereof and as of the First Closing Date as though then made and, with respect to the Option Shares, as of the Second Closing Date as though then made, to the timely performance by the Company [and the Selling Stockholders] of its [their respective] covenants and other obligations hereunder, and to each of the following additional conditions:

     (a)  Compliance with Registration Requirements; No Stop Order; No Objection
from the National Association of Securities Dealers, LLC    The Registration
Statement shall have become effective prior to the execution of this Agreement, or at such later date as shall be consented to in writing by you; and no stop order suspending the effectiveness thereof shall have been issued and no proceedings for that purpose shall have been initiated or, to the knowledge of the Company[, any Selling Shareholder] or any Underwriter, threatened by the Commission, and any request of the Commission for additional information (to be included in the Registration Statement or the Prospectus [or any Incorporated Document] or otherwise) shall have been complied with to the satisfaction of Underwriters' Counsel; and the National Association of Securities Dealers, LLC shall have raised no objection to the fairness and reasonableness of the underwriting terms and arrangements.

    (b) Corporate Proceedings. All corporate proceedings and other legal matters in connection with this Agreement, the form of Registration Statement and the Prospectus, and the registration, authorization, issue, sale and delivery of the Shares, shall have been reasonably satisfactory to Underwriters' Counsel, and such counsel shall have been furnished with such papers and information as they may reasonably have requested to enable them to pass upon the matters referred to in this Section.

    (c)  No Material Adverse Change [or Ratings Agency Change].    Subsequent to
the execution and delivery of this Agreement and prior to the First Closing Date, or the Second Closing Date, as the case may be,

    (i) there shall not have been any Material Adverse Change in the condition (financial or otherwise), earnings, operations, business or business prospects of the Company and its subsidiaries considered as one enterprise from that set forth in the Registration Statement or Prospectus, which, in your sole judgment, is material and adverse and that makes it, in your sole judgment, impracticable or inadvisable to proceed with the public offering of the Shares as contemplated by the Prospectus; and

    (ii) there shall not have occurred any downgrading, nor shall any notice have been given of any intended or potential downgrading or of any review for a possible change that does not indicate the direction of the possible change, in the rating accorded any of the Company's securities by any "nationally recognized statistical rating organization," as such term is defined for purposes of Rule 436(g)(2) under the Act./18/

    (d) Opinion of Counsel for the Company. You shall have received on the First Closing Date, or the Second Closing Date, as the case may be, an opinion of [NAME OF COMPANY COUNSEL] counsel for the Company substantially in the form of Exhibit B attached hereto, dated the First Closing Date, or the Second
   ---------
Closing Date, addressed to the Underwriters and with reproduced copies or signed counterparts thereof for each of the Underwriters.

    Counsel rendering the opinion contained in Exhibit B may rely as to
                                               ---------
questions of law not involving the laws of the United States or the State of [COMPANY COUNSEL'S STATE] and [STATE OF COMPANY'S INCORPORATION] upon opinions of local counsel, and as to questions of fact upon representations or certificates of officers of the Company, the Selling Stockholders or officers of the Selling Stockholders (when the Selling Stockholder is not a natural person), and of government officials, in which case their opinion is to state that they are so relying and that they have no knowledge of any material misstatement or inaccuracy in any such opinion, representation or certificate. Copies of any opinion, representation or certificate so relied upon shall be delivered to you, as Representatives of the Underwriters, and to Underwriters' Counsel.

   [(e) Opinion of Patent Counsel for the Company]. You shall have received on the First Closing Date, or the Second Closing Date, as the case may be, an opinion of [NAME OF PATENT COUNSEL], patent counsel for the Company substantially in the form of Exhibit C attached hereto./19/
                             ---------

-------------------
/18/   Omit if the Company does not have securities rated by a national rating organization.


/19/   To the extent the Company has separate intellectual property counsel or is materially dependent on patents, the opinions in Exhibit C should be given.
                                                    ---------

    (f) Opinion of Counsel for the Underwriters.  You shall have received on the First Closing Date or the Second Closing Date, as the case may be, an opinion of [NAME OF UNDERWRITERS' COUNSEL], substantially in the form of Exhibit
                                                                         -------
D hereto.  The Company shall have furnished to such counsel such documents as
-
they may have requested for the purpose of enabling them to pass upon such matters.

    (g) Accountants' Comfort Letter. You shall have received on the First Closing Date and on the Second Closing Date, as the case may be, a letter from [NAME OF ACCOUNTANTS] addressed to the Underwriters, dated the First Closing Date or the Second Closing Date, as the case may be, confirming that they are independent certified public accountants with respect to the Company within the meaning of the Act and the applicable published Rules and Regulations and based upon the procedures described in such letter delivered to you concurrently with the execution of this Agreement (herein called the "Original Letter"), but carried out to a date not more than four (4) business days prior to the First Closing Date or the Second Closing Date, as the case may be, (i) confirming, to the extent true, that the statements and conclusions set forth in the Original Letter are accurate as of the First Closing Date or the Second Closing Date, as the case may be, and (ii) setting forth any revisions and additions to the statements and conclusions set forth in the Original Letter which are necessary to reflect any changes in the facts described in the Original Letter since the date of such letter, or to reflect the availability of more recent financial statements, data or information. The letter shall not disclose any change in the condition (financial or otherwise), earnings, operations, business or business prospects of the Company and its subsidiaries considered as one enterprise from that set forth in the Registration Statement or Prospectus, which, in your sole judgment, is material and adverse and that makes it, in your sole judgment, impracticable or inadvisable to proceed with the public offering of the Shares as contemplated by the Prospectus. The Original Letter from [NAME OF ACCOUNTANTS] shall be addressed to or for the use of the Underwriters in form and substance satisfactory to the Underwriters and shall (i) represent, to the extent true, that they are independent certified public accountants with respect to the Company within the meaning of the Act and the applicable published Rules and Regulations, (ii) set forth their opinion with respect to their examination of the consolidated balance sheet of the Company as of [December 31], ____ and related consolidated statements of operations, shareholders' equity, and cash flows for the twelve (12) months ended [December 31], ____, [(iii) state that [NAME OF ACCOUNTANTS] has performed the procedures set out in Statement on Auditing Standards No. 71 ("SAS 71") for a review of interim financial information and providing the report of [NAME OF ACCOUNTANTS] as described in SAS 71 on the financial statements for each of the quarters in the ____-quarter period ended ________________, ___ (the "Quarterly Financial Statements"), (iv) state that in the course of such review, nothing came to their attention that leads them to believe that any material modifications need to be made to any of the Quarterly Financial Statements in order for them to be in compliance with generally accepted accounting principles consistently applied across the periods presented,] and address other matters agreed upon by [NAME OF ACCOUNTANTS] and you. In addition, you shall have received from [NAME OF ACCOUNTANTS] a letter addressed to the Company and made available to you for the use of the Underwriters stating that their review of the Company's system of internal accounting controls, to the extent they deemed necessary in establishing the scope of their examination of the Company's consolidated financial statements as of [December 31], ____, did not disclose any weaknesses in internal controls that they considered to be material weaknesses.

    (h) Officers' Certificate. You shall have received on the First Closing Date and the Second Closing Date, as the case may be, a certificate of the Company, dated the First Closing Date or the Second Closing Date, as the case may be, signed by the Chief Executive Officer and Chief Financial Officer of the Company, to the effect that, and you shall be satisfied that:

    (i) The representations and warranties of the Company in this Agreement are true and correct, as if made on and as of the First Closing Date or the Second Closing Date, as the case may be, and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the First Closing Date or the Second Closing Date, as the case may be;

    (ii) No stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or threatened under the Act;

    (iii) When the Registration Statement became effective and at all times subsequent thereto up to the delivery of such certificate, the Registration Statement and the Prospectus, and any amendments or supplements thereto [and the Incorporated Documents, when such Incorporated Documents became effective or were filed with the Commission,], contained all material information required to be included therein by the Securities Act [or the Exchange Act and the applicable rules and regulations of the Commission thereunder, as the case may be,] and in all material respects conformed to the requirements of the Securities Act [or the Exchange Act and the applicable rules and regulations of the Commission thereunder, as the case may be], the Registration Statement and the Prospectus, and any amendments or supplements thereto, did not and does not include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and, since the effective date of the Registration Statement, there has occurred no event required to be set forth in an amended or supplemented Prospectus which has not been so set forth; and

    (iv) Subsequent to the respective dates as of which information is given in the Registration Statement and Prospectus, there has not been (a) any material adverse change in the condition (financial or otherwise), earnings, operations, business or business prospects of the Company and its subsidiaries considered as one enterprise, (b) any transaction that is material to the Company and its subsidiaries considered as one enterprise, except transactions entered into in the ordinary course of business, (c) any obligation, direct or contingent, that is material to the Company and its subsidiaries considered as one enterprise, incurred by the Company or its subsidiaries, except obligations incurred in the ordinary course of business, (d) any change in the capital stock or outstanding indebtedness of the Company or any of its subsidiaries that is material to the Company and its subsidiaries considered as one enterprise, (e) any dividend or distribution of any kind declared, paid or made on the capital stock of the Company or any of its subsidiaries, or (f) any loss or damage (whether or not insured) to the property of the Company or any of its subsidiaries which has been sustained or will have been sustained which has a material adverse effect on the condition (financial or otherwise), earnings, operations, business or business prospects of the Company and its subsidiaries considered as one enterprise.

    (i) Lock-up Agreement from Certain Stockholders of the Company. The Company shall have obtained and delivered to you an agreement substantially in the form of Exhibit A attached hereto from each officer and director of the
            ---------
Company, [each Selling Shareholder] and each beneficial owner of one or more percent of the outstanding issued share capital of the Company.

     [(j) Opinion of Counsel for the Selling Stockholders]. You shall have received on the First Closing Date and the Second Closing Date, as the case may be, the following opinion of [NAME OF SELLING STOCKHOLDERS' COUNSEL], counsel for the Selling Stockholders substantially in the form of Exhibit E attached
                                                          ---------
hereto, dated as of such Closing Date, addressed to the Underwriters and with reproduced copies or signed counterparts thereof for each of the Underwriters.

     In rendering such opinion, such counsel may rely as to questions of law not involving the laws of the United States or State of [SELLING STOCKHOLDER'S STATE] and [STATE OF COMPANY'S INCORPORATION] upon opinions of local counsel and as to questions of fact upon representations or certificates of the Selling Stockholders or officers of the Selling Stockholders (when the Selling Stockholder is not a natural person), and of governmental officials, in which case their opinion is to state that they are so relying and that they have no knowledge of any material misstatement or inaccuracy of any material misstatement or inaccuracy in any such opinion, representation or certificate so relied upon shall be delivered to you, as Representatives of the Underwriters, and to Underwriters' Counsel.]

     [(k) Selling Stockholders' Certificate]. On each of the First Closing Date and the Second Closing Date, as the case may be, the Representative shall received a written certificate executed by the Attorney-in-Fact of each Selling Stockholder, dated as of such Closing Date, to the effect that:

     (i) the representations, warranties and covenants of such Selling Stockholder set forth in Section 1(B) of this Agreement are true and correct with the same force and effect as though expressly made by such Selling Stockholder on and as of such Closing Date; and

     (ii) such Selling Stockholder has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such Closing Date.

     [(l) Selling Stockholders' Documents]. At least three business days prior to the date hereof, the Company and the Selling Stockholders shall have furnished for review by the Representative copies of the Powers of Attorney and Custody Agreements executed by each of the Selling Stockholders and such further information, certificates and documents as the Representative may reasonably request.]

     (m) Stock Exchange Listing. The Shares shall have been approved for [inclusion] [listing] on the [Nasdaq National Market] [New York Stock Exchange], subject only to official notice of issuance.

     (n) Compliance with Prospectus Delivery Requirements. The Company shall have complied with the provisions of Sections 2(g) and 3(e) hereof with respect to the furnishing of Prospectuses.

     (o) Additional Documents. On or before each of the First Closing Date and the Second Closing Date, as the case may be, the Representative and counsel for the Underwriters shall have received such information, documents and opinions as they may reasonably require for the purposes of enabling them to pass upon the issuance and sale of the Shares as contemplated herein, or in order to evidence the accuracy of any of the representations and warranties, or the satisfaction of any of the conditions or agreements, herein contained.

     If any condition specified in this Section 4 is not satisfied when and as required to be satisfied, this Agreement may be terminated by the Representative by notice to the Company [and the Selling Stockholders] at any time on or prior to the First Closing Date and, with respect to the Option Shares, at any time prior to the Second Closing Date, which termination shall be without liability on the part of any party to any other party, except that Section 5 (Payment of Expenses), Section 6 (Reimbursement of Underwriters' Expenses), Section 7 (Indemnification and Contribution) and Section 10 (Representations and Indemnities to Survive Delivery) shall at all times be effective and shall survive such termination.

     Section 5. Payment of Expenses. The Company agrees to pay [the Company and the Selling Stockholders, jointly and severally, agree to pay in such proportions as they may agree upon among themselves] all costs, fees and expenses incurred in connection with the performance of its [their] obligations hereunder and in connection with the transactions contemplated hereby, including without limitation (i) all expenses incident to the issuance and delivery of the Common Shares (including all printing and engraving costs), (ii) all fees and expenses of the registrar and transfer agent of the Common Stock, (iii) all necessary issue, transfer and other stamp taxes in connection with the issuance and sale of the Shares to the Underwriters, (iv) all fees and expenses of the Company's counsel, independent public or certified public accountants and other advisors, (v) all costs and expenses incurred in connection with the preparation, printing, filing, shipping and distribution of the Registration Statement (including financial statements, exhibits, schedules, consents and certificates of experts), each preliminary prospectus and the Prospectus, and all amendments and supplements thereto, and this Agreement, (vi) all filing fees, attorneys' fees and expenses incurred by the Company or the Underwriters in connection with qualifying or registering (or obtaining exemptions from the qualification or registration of) all or any part of the Shares for offer and sale under the state securities or blue sky laws or the provincial securities laws of Canada or any other country, and, if requested by the Representative, preparing and printing a "Blue Sky Survey", an "International Blue Sky Survey" or other memorandum, and any supplements thereto, advising the Underwriters of such qualifications, registrations and exemptions, (vii) the filing fees incident to, and the reasonable fees and expenses of counsel for the Underwriters in connection with, the National Association of Securities Dealers, LLC review and approval of the Underwriters' participation in the offering and distribution of the Common Shares,/20/ (viii) the fees and expenses associated with

-----------------
/20/   Underwriter's counsel should bill its fees and expenses relating to obtaining National Association of Securities Dealers, LLC approval directly to the issuer, along with its Blue Sky related fees and expenses.

[listing] [including] the Common Shares [Common Stock] on the [Nasdaq National Market] [New York Stock Exchange], (ix) all costs and expenses incident to the preparation and undertaking of "road show" preparations to be made to prospective investors, and (x) all other fees, costs and expenses referred to in [Item 13] [Item 14] of Part II of the Registration Statement. Except as provided in this Section 5, Section 6, and Section 7 hereof, the Underwriters shall pay their own expenses, including the fees and disbursements of their counsel.

        [The Selling Stockholders further agree with each Underwriter to pay (directly or by reimbursement) all fees and expenses incident to the performance of their obligations under this Agreement which are not otherwise specifically provided for herein, including but not limited to (i) fees and expenses of counsel and other advisors for such Selling Stockholders, (ii) fees and expenses of the Custodian and (iii) expenses and taxes incident to the sale and delivery of the Common Shares to be sold by such Selling Stockholders to the Underwriters hereunder (which taxes, if any, may be deducted by the Custodian under the provisions of Section 2 of this Agreement).]

        [This Section 5 shall not affect or modify any separate, valid agreement relating to the allocation of payment of expenses between the Company, on the one hand, and the Selling Stockholders, on the other hand.]

    Section 6. Reimbursement of Underwriters' Expenses. If this Agreement is terminated by the Representative pursuant to Section 4, Section 7, Section 8,
Section 9 [or Section 15], or if the sale to the Underwriters of the Shares on the First Closing Date is not consummated because of any refusal, inability or failure on the part of the Company [or the Selling Stockholders] to perform any agreement herein or to comply with any provision hereof, the Company agrees to reimburse the Representative and the other Underwriters (or such Underwriters as have terminated this Agreement with respect to themselves), severally, upon demand for all out-of-pocket expenses that shall have been reasonably incurred by the Representative and the Underwriters in connection with the proposed purchase and the offering and sale of the Shares, including but not limited to fees and disbursements of counsel, printing expenses, travel expenses, postage, facsimile and telephone charges.

    Section 7.  Indemnification and Contribution.

          (a)   Indemnification of the Underwriters.

          (1) [Each of] The Company [and each of the Principal Selling Stockholders, jointly and severally,] agree[s] to indemnify and hold harmless each Underwriter, its officers and employees, and each person, if any, who controls any Underwriter within the meaning of the Securities Act and the Exchange Act against any loss, claim, damage, liability or expense, as incurred, to which such Underwriter or such controlling person may become subject, under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written
--------------------------------------------------------------------------------
consent of the Company, which consent shall not be unreasonably withheld), insofar as such loss, claim, damage, liability or expense (or actions in respect thereof as contemplated below) arises out of or is based (i) upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, or any amendment thereto, including any information deemed to be a part thereof pursuant to Rule 430A or Rule 434 under the Securities Act, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading; or (ii) upon any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus or the Prospectus (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; or (iii) in whole or in part upon any inaccuracy in the representations and warranties of the Company [or the Principal Selling Stockholders] contained herein; or (iv) in whole or in part upon any failure of the Company [or the Principal Selling Stockholders] to perform its [their respective] obligations hereunder or under law; or (v) any act or failure to act or any alleged act or failure to act by any Underwriter in connection with, or relating in any manner to, the Shares or the offering contemplated hereby, and which is included as part of or referred to in any loss, claim, damage, liability or action arising out of or based upon any matter covered by clause (i), (ii), (iii) or (iv) above, provided that the Company [and the Principal Selling Stockholder[s]] shall not be liable under this clause (v) to the extent that a court of competent jurisdiction shall have determined by a final judgment that such loss, claim, damage, liability or action resulted directly from any such acts or failures to act undertaken or omitted to be taken by such Underwriter through its bad faith or willful misconduct; and to reimburse each Underwriter and each such controlling person for any and all expenses (including the fees and disbursements of counsel chosen by BancBoston Robertson Stephens Inc.) as such expenses are reasonably incurred by such Underwriter or such controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action; provided, however, that the foregoing indemnity agreement shall not apply to any loss, claim, damage, liability or expense to the extent, but only to the extent, arising out of or based upon any untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with written information furnished to the Company [and the Principal Selling Stockholders] by the Representative expressly for use in the Registration Statement, any preliminary prospectus or the Prospectus (or any amendment or supplement thereto); and provided, further, that with respect to any preliminary prospectus, the foregoing indemnity agreement shall not inure to the benefit of any Underwriter from whom the person asserting any loss, claim, damage, liability or expense purchased Shares, or any person controlling such Underwriter, if copies of the Prospectus were timely delivered to the Underwriter pursuant to Section 2 and a copy of the Prospectus (as then amended or supplemented if the Company shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of such Underwriter to such person, if required by law so to have been delivered, at or prior to the written confirmation of the sale of the Shares to such person, and if the Prospectus (as so amended or supplemented) would have cured the defect giving rise to such loss, claim, damage, liability or expense. The indemnity agreement set forth in this Section 7(a) shall be in addition to any liabilities that the Company [and the Principal Selling Stockholders] may otherwise have.

          (2) Each of the Other Selling Stockholders, jointly and severally, agrees to indemnify and hold harmless each Underwriter, its officers and employees, and each person, if any, who controls any Underwriter within the meaning of the Securities Act and the Exchange Act against any loss, claim, damage, liability or expense, as incurred, to which such Underwriter or such controlling person may become subject, under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of the Company, which consent shall not be unreasonably withheld), insofar as such loss, claim, damage, liability or expense (or actions in respect thereof as contemplated below) arises out of or is based (i) upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, or any amendment thereto, including any information deemed to be a part thereof pursuant to Rule 430A or Rule 434 under the Securities Act, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading; or (ii) upon any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus or the Prospectus (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, in the case of subparagraphs (i) and (ii) of this Section 7(a)(2) to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company or such Underwriter by such Other Selling Stockholder, directly or through such Other Selling Stockholder's representatives, specifically for use in the preparation thereof; or (iii) in whole or in part upon any inaccuracy in the representations and warranties of the Other Selling Stockholders contained herein; or (iv) in whole or in part upon any failure of the Other Selling Stockholders to perform their respective obligations hereunder or under law; or (v) any act or failure to act or any alleged act or failure to act by any Underwriter in connection with, or relating in any manner to, the Shares or the offering contemplated hereby, and which is included as part of or referred to in any loss, claim, damage, liability or action arising out of or based upon any matter covered by clause (i), (ii), (iii) or (iv) above, provided that the Other Selling Stockholders shall not be liable under this clause (v) to the extent that a court of competent jurisdiction shall have determined by a final judgment that such loss, claim, damage, liability or action resulted directly from any such acts or failures to act undertaken or omitted to be taken by such Underwriter through its bad faith or willful misconduct; and to reimburse each Underwriter and each such controlling person for any and all expenses (including the fees and disbursements of counsel chosen by BancBoston Robertson Stephens Inc.) as such expenses are reasonably incurred by such Underwriter or such controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action; provided, however, that the foregoing indemnity agreement shall not apply to any loss, claim, damage, liability or expense to the extent, but only to the extent, arising out of or based upon any untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with written information furnished to the Other Selling Stockholders by the Representative expressly for use in the Registration Statement, any preliminary prospectus or the Prospectus (or any amendment or supplement thereto); and provided, further, that with respect to any preliminary prospectus, the foregoing indemnity agreement shall not inure to the benefit of any Underwriter from whom the person asserting any loss, claim, damage, liability or expense purchased Shares, or any person controlling such Underwriter, if copies of the Prospectus were timely delivered to the Underwriter pursuant to Section 2 and a copy of the Prospectus (as then amended or supplemented if the Company shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of such Underwriter to such person, if required by law so to have been delivered, at or prior to the written confirmation of the sale of the Shares to such person, and if the Prospectus (as so amended or supplemented) would have cured the defect giving rise to such loss, claim, damage, liability or expense. The indemnity agreement set forth in this Section 7(a) shall be in addition to any liabilities that the Other Selling Stockholders may otherwise have./21/

     (b) Indemnification of the Company, its Directors and Officers. Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, each of its directors, each of its officers who signed the Registration Statement [, the Selling Stockholders] and each person, if any, who controls the Company [or any Selling Stockholder] within the meaning of the Securities Act or the Exchange Act, against any loss, claim, damage, liability or expense, as incurred, to which the Company, or any such director, officer [, Selling Stockholder] or controlling person may become subject, under the Securities Act, the Exchange Act, or other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of such Underwriter), insofar as such loss, claim, damage, liability or expense (or actions in respect thereof as contemplated below) arises out of or is based upon any untrue or alleged untrue statement of a material fact contained in the Registration Statement, any preliminary prospectus or the Prospectus (or any amendment or supplement thereto), or arises out of or is based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, any preliminary prospectus, the Prospectus (or any amendment or supplement thereto), in reliance upon and in conformity with written information furnished to the Company [and the Selling Stockholders] by the Representative expressly for use therein; and to reimburse the Company, or any such director, officer [, Selling Stockholder] or controlling person for any legal and other expense reasonably incurred by the Company, or any such director, officer [, Selling Stockholder] or controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action. The indemnity

--------------------
/21/   In certain instances it may not be reasonable to ask each Selling
Stockholder to jointly and severally indemnify the Underwriters. In those instances, set forth below are two variations of acceptable limitations of Selling Stockholders' liability to include at the end of this sentence:

      ; and provided, further, that the liability of each Selling Stockholder under the foregoing indemnity agreement shall be limited to an amount equal to the initial public offering price of the Shares sold by such Selling Stockholder, less the underwriting discount, as set forth on the front cover page of the Prospectus.

       or

; and provided, further, that the Company and the Selling Stockholders may agree, as among themselves and without limiting the rights of the Underwriters under this Agreement, as to the respective amounts of such liability for which they each shall be responsible.

agreement set forth in this Section 7(b) shall be in addition to any liabilities that each Underwriter may otherwise have.

     (c) Information Provided by the Underwriters. [Each of] The Company [and each of the Principal Selling Stockholders,] [and each of the Selling Stockholders,] hereby acknowledges that the only information that the Underwriters have furnished to the Company [and the Selling Stockholders] expressly for use in the Registration Statement, any preliminary prospectus or the Prospectus (or any amendment or supplement thereto) are the statements set forth in the table in the first paragraph and the second paragraph [second and [_]/22/ paragraphs] under the caption "Underwriting" in the Prospectus; and the Underwriters confirm that such statements are correct.

     (d) Notifications and Other Indemnification Procedures. Promptly after receipt by an indemnified party under this Section 7 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 7, notify the indemnifying party in writing of the commencement thereof, but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party for contribution or otherwise than under the indemnity agreement contained in this Section 7 or to the extent it is not prejudiced as a proximate result of such failure. In case any such action is brought against any indemnified party and such indemnified party seeks or intends to seek indemnity from an indemnifying party, the indemnifying party will be entitled to participate in, and, to the extent that it shall elect, jointly with all other indemnifying parties similarly notified, by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party; provided, however, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that a conflict may arise between the positions of the indemnifying party and the indemnified party in conducting the defense of any such action or that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of such indemnifying party's election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 7 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the next preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel (together with local counsel), approved by the indemnifying party (BancBoston Robertson Stephens Inc. in the case of Section 7(b) and Section 8), representing the indemnified parties who are parties to such action), (ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified

----------------------------
/22/ Reference here, if applicable, the paragraph where the Representative advises the Company that no sales or sales of not more than five percent of the Common Shares will be made to discretionary accounts.

party within a reasonable time after notice of commencement of the action, or
(iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party, in each of which cases the fees and expenses of counsel shall be at the expense of the indemnifying party.

     (e) Settlements. The indemnifying party under this Section 7 shall not be liable for any settlement of any proceeding effected without its written consent, which consent shall not be unreasonably withheld, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party against any loss, claim, damage, liability or expense by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by Section 7(d) hereof, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement, compromise or consent to the entry of judgment in any pending or threatened action, suit or proceeding in respect of which any indemnified party is or could have been a party and indemnity was or could have been sought hereunder by such indemnified party, unless such settlement, compromise or consent includes (i) an unconditional release of such indemnified party from all liability on claims that are the subject matter of such action, suit or proceeding and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

     (f) Contribution. If the indemnification provided for in this Section 7 is unavailable to or insufficient to hold harmless an indemnified party under
Section 7(a) or (b) above in respect of any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) then each indemnifying party shall contribute to the aggregate amount paid or payable by such indemnified party in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other from the offering of the Shares. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, (or actions or proceedings in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriter on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bears to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or the Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

  The Company and Underwriters agree that it would not be just and equitable if contributions pursuant to this Section 7(f) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 7(f). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to above in this Section 7(f) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (f), (i) no Underwriter shall be required to contribute any amount in excess of the underwriting discounts and commissions applicable to the Shares purchased by such Underwriter and (ii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this Section 7(f) to contribute are several in proportion to their respective underwriting obligations and not joint.

     (g) Timing of Any Payments of Indemnification. Any losses, claims, damages, liabilities or expenses for which an indemnified party is entitled to indemnification or contribution under this Section 7 shall be paid by the indemnifying party to the indemnified party as such losses, claims, damages, liabilities or expenses are incurred, but in all cases, no later than thirty
(30) days of invoice to the indemnifying party.

     (g) Survival. The indemnity and contribution agreements contained in this Section 7 and the representation and warranties of the Company set forth in this Agreement shall remain operative and in full force and effect, regardless of (i) any investigation made by or on behalf of any Underwriter or any person controlling any Underwriter, the Company, its directors or officers or any persons controlling the Company, (ii) acceptance of any Shares and payment therefor hereunder, and (iii) any termination of this Agreement. A successor to any Underwriter, or to the Company, its directors or officers, or any person controlling the Company, shall be entitled to the benefits of the indemnity, contribution and reimbursement agreements contained in this Section 7.

     (h) Acknowledgements of Parties. The parties to this Agreement hereby acknowledge that they are sophisticated business persons who were represented by counsel during the negotiations regarding the provisions hereof including, without limitation, the provisions of this Section 7, and are fully informed regarding said provisions. They further acknowledge that the provisions of this
Section 7 fairly allocate the risks in light of the ability of the parties to investigate the Company and its business in order to assure that adequate disclosure is made in the Registration Statement and Prospectus as required by the Securities Act and the Exchange Act.

     [(i)  Indemnification of a Qualified Independent Underwriter./23/]

--------------------
/23/  Insert the following paragraph in the event a QIU is employed:

  Section 8. Default of One or More of the Several Underwriters. If, on the First Closing Date or the Second Closing Date, as the case may be, any one or more of the several Underwriters shall fail or refuse to purchase Shares that it or they have agreed to purchase hereunder on such date, and the aggregate number of Common Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase does not exceed 10% of the aggregate number of the Shares to be purchased on such date, the other Underwriters shall be obligated, severally, in the proportions that the number of Firm Common Shares set forth opposite their respective names on Schedule A bears to the aggregate number of
                                   ----------
Firm Shares set forth opposite the names of all such non-defaulting Underwriters, or in such other proportions as may be specified by the Representative with the consent of the non-defaulting Underwriters, to purchase the Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase on such date. If, on the First Closing Date or the Second Closing Date, as the case may be, any one or more of the Underwriters shall fail or refuse to purchase Shares and the aggregate number of Shares with respect to which such default occurs exceeds 10% of the aggregate number of Shares to be purchased on such date, and arrangements satisfactory to the Representative and the Company for the purchase of such Shares are not made within 48 hours after such default, this Agreement shall terminate without liability of any party to any other party except that the provisions of Section 4, and Section 7 shall at all times be effective and shall survive such termination. In any such case either the Representative or the Company shall have the right to postpone the First Closing Date or the Second Closing Date, as the case may be, but in no event for longer than seven days in order that the required changes, if any, to the Registration Statement and the Prospectus or any other documents or arrangements may be effected.

  As used in this Agreement, the term "Underwriter" shall be deemed to include any person substituted for a defaulting Underwriter under this Section 8. Any action taken under this Section 8 shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

  Section 9. Termination of this Agreement. Prior to the First Closing Date, this Agreement may be terminated by the Representative by notice given to the Company
--------------------------------------------------------------------------------

   (i) Indemnification of a Qualified Independent Underwriter. Without limitation and in addition to its obligations under the other subsections of this Section 7, the Company agrees to indemnify and hold harmless [name of investment bank acting as QIU] and each person, if any, who controls [QIU] within the meaning of the Securities Act or the Exchange Act from and against any loss, claim, damage, liabilities or expense, as incurred, arising out of or based upon [QIU's] acting as a "qualified independent underwriter" (within the meaning of Rule 2720 to the NASD's Conduct Rules) in connection with the offering contemplated by this Agreement, and agrees to reimburse each such indemnified person for any legal or other expense reasonably incurred by them in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or expense results from the gross negligence or willful misconduct of [QIU].

[and the Selling Stockholders] if at any time (i) trading or quotation in any of the Company's securities shall have been suspended or limited by the Commission or by the [Nasdaq Stock Market] [New York Stock Exchange, or trading in securities generally on either the Nasdaq Stock Market or the New York Stock Exchange shall have been suspended or limited, or minimum or maximum prices shall have been generally established on any of such stock exchanges by the Commission or the National Association of Securities Dealers, LLC; (ii) a general banking moratorium shall have been declared by any of federal, New York [, Delaware] or California authorities; (iii) there shall have occurred any outbreak or escalation of national or international hostilities or any crisis or calamity, or any change in the United States or international financial markets, or any substantial change or development involving a prospective change in United States' or international political, financial or economic conditions, as in the judgment of the Representative is material and adverse and makes it impracticable or inadvisable to market the Common Shares in the manner and on the terms described in the Prospectus or to enforce contracts for the sale of securities; (iv) in the judgment of the Representative there shall have occurred any Material Adverse Change; or (v) the Company shall have sustained a loss by strike, fire, flood, earthquake, accident or other calamity of such character as in the judgment of the Representative may interfere materially with the conduct of the business and operations of the Company regardless of whether or not such loss shall have been insured. Any termination pursuant to this Section 9 shall be without liability on the part of (a) the Company [or the Selling Stockholders] to any Underwriter, except that the Company [and the Selling Stockholders] shall be obligated to reimburse the expenses of the Representative and the Underwriters pursuant to Sections 5 and 6 hereof, (b) any Underwriter to the Company [or the Selling Stockholders], or (c) of any party hereto to any other party except that the provisions of Section 7 shall at all times be effective and shall survive such termination.

  Section 10. Representations and Indemnities to Survive Delivery. The respective indemnities, agreements, representations, warranties and other statements of the Company, of its officers [, of the Selling Stockholders] and of the several Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or the Company or any of its or their partners, officers or directors or any controlling person, [or the Selling Stockholders,] as the case may be, and will survive delivery of and payment for the Shares sold hereunder and any termination of this Agreement.

  Section 11. Notices. All communications hereunder shall be in writing and shall be mailed, hand delivered or telecopied and confirmed to the parties hereto as follows:

If to the Representative:

     BANCBOSTON ROBERTSON STEPHENS INC.
     555 California Street
     San Francisco, California  94104
     Facsimile:  (415) 676-2696
     Attention:  General Counsel

If to the Company [or the Principal Subsidiary]:

     [Company]
     [address]
     Facsimile:  [___]
     Attention:  [___]

If to the Selling Stockholders:

     [Custodian]/24/
     [address]
     Facsimile:  [___]
     Attention:  [___]

Any party hereto may change the address for receipt of communications by giving written notice to the others.


  Section 12. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto, including any substitute Underwriters pursuant to Section 9 hereof, and to the benefit of the employees, officers and directors and controlling persons referred to in Section 7, and to their respective successors, [and personal representatives], and no other person will have any right or obligation hereunder. The term "successors" shall not include any purchaser of the Shares as such from any of the Underwriters merely by reason of such purchase.


  Section 13. Partial Unenforceability. The invalidity or unenforceability of any Section, paragraph or provision of this Agreement shall not affect the validity or enforceability of any other Section, paragraph or provision hereof. If any Section, paragraph or provision of this Agreement is for any reason determined to be invalid or unenforceable, there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make it valid and enforceable.


  Section 14. Governing Law Provisions.

     (a) Governing Law. This agreement shall be governed by and construed in accordance with the internal laws of the state of New York applicable to agreements made and to be performed in such state.

     (b) Consent to Jurisdiction. Any legal suit, action or proceeding arising out of or based upon this Agreement or the transactions contemplated hereby ("Related Proceedings") may be instituted in the federal courts of the United States of America located in the City and County of San Francisco or the courts of the State of California in each case located in the City and County of San Francisco (collectively, the "Specified

-------------------
/24/ Additionally, certain Selling Stockholders may want copies of notices delivered to their individual addresses.

Courts"), and each party irrevocably submits to the exclusive jurisdiction (except for proceedings instituted in regard to the enforcement of a judgment of any such court (a "Related Judgment"), as to which such jurisdiction is non-exclusive) of such courts in any such suit, action or proceeding. Service of any process, summons, notice or document by mail to such party's address set forth above shall be effective service of process for any suit, action or other proceeding brought in any such court. The parties irrevocably and unconditionally waive any objection to the laying of venue of any suit, action or other proceeding in the Specified Courts and irrevocably and unconditionally waive and agree not to plead or claim in any such court that any such suit, action or other proceeding brought in any such court has been brought in an inconvenient forum. Each party not located in the United States irrevocably appoints CT Corporation System, which currently maintains a San Francisco office at 49 Stevenson Street, San Francisco, California 94105, United States of America, as its agent to receive service of process or other legal summons for purposes of any such suit, action or proceeding that may be instituted in any state or federal court in the City and County of San Francisco.

  (c) Waiver of Immunity. With respect to any Related Proceeding, each party irrevocably waives, to the fullest extent permitted by applicable law, all immunity (whether on the basis of sovereignty or otherwise) from jurisdiction, service of process, attachment (both before and after judgment) and execution to which it might otherwise be entitled in the Specified Courts, and with respect to any Related Judgment, each party waives any such immunity in the Specified Courts or any other court of competent jurisdiction, and will not raise or claim or cause to be pleaded any such immunity at or in respect of any such Related Proceeding or Related Judgment, including, without limitation, any immunity pursuant to the United States Foreign Sovereign Immunities Act of 1976, as amended.]


  [Section 15. Failure of One or More of the Selling Stockholders to Sell and Deliver Common Shares]. If one or more of the Selling Stockholders shall fail to sell and deliver to the Underwriters the Shares to be sold and delivered by such Selling Stockholders at the First Closing Date pursuant to this Agreement, then the Underwriters may at their option, by written notice from the Representative to the Company and the Selling Stockholders, either (i) terminate this Agreement without any liability on the part of any Underwriter or, except as provided in Sections 5, 6, and 7 hereof, the Company or the Selling Stockholders, or (ii) purchase the shares which the Company and other Selling Stockholders have agreed to sell and deliver in accordance with the terms hereof. /25/ If one or more of the Selling Stockholders shall fail to sell and deliver to the Underwriters the Shares to be sold and delivered by such Selling Stockholders pursuant to this Agreement at the First Closing Date or the Second

--------------------
/25/   If this provision becomes a major issue, then BancBoston Robertson
Stephens legal department may consent to the insertion of the following language as a compromise:

      the Company and the non-defaulting selling stockholders shall have the right, within 24 hours thereafter, to make arrangements for one or more of the Company and the non-defaulting selling stockholders to sell upon the terms set forth in this Agreement all but not less than all, of such defaulted shares in such amounts as may be agreed upon and to which the Underwriters do not reasonably object, if however, such arrangements have not been completed within such 24-hour period

Closing Date, then the Underwriters shall have the right, by written notice from the Representative to the Company and the Selling Stockholders, to postpone the First Closing Date or the Second Closing Date, as the case may be, but in no event for longer than seven days in order that the required changes, if any, to the Registration Statement and the Prospectus or any other documents or arrangements may be effected.]


  Section 16. General Provisions. This Agreement constitutes the entire agreement of the parties to this Agreement and supersedes all prior written or oral and all contemporaneous oral agreements, understandings and negotiations with respect to the subject matter hereof. This Agreement may be executed in two or more counterparts, each one of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement may not be amended or modified unless in writing by all of the parties hereto, and no condition herein (express or implied) may be waived unless waived in writing by each party whom the condition is meant to benefit. The Table of Contents and the Section headings herein are for the convenience of the parties only and shall not affect the construction or interpretation of this Agreement.


        [The remainder of this page has been intentionally left blank.]

  If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company [and the Custodian] the enclosed copies hereof, whereupon this instrument, along with all counterparts hereof, shall become a binding agreement in accordance with its terms.


                                    Very truly yours,

                                    [COMPANY]



                                    By:__________________________
                                               [Title]


                                    [SELLING SHAREHOLDERS]



                                   By:__________________________
                                   Attorney-in-fact for the Selling Stockholders named in Schedule B hereto
                                            ----------


  The foregoing Underwriting Agreement is hereby confirmed and accepted by the Representative[s] as of the date first above written.

BANCBOSTON ROBERTSON STEPHENS INC.
[NAME OF CO-MANAGER[S]

On their behalf and on behalf of each of the several underwriters named in Schedule A hereto.
----------

[By BANCBOSTON ROBERTSON STEPHENS INC.]


By:_________________________________
Authorized Signatory

                                 SCHEDULE A





                                                           Number of
                                                       Firm Common Shares
Underwriters                                            To be Purchased
BANCBOSTON ROBERTSON STEPHENS INC./26/..........       [___]
[Co-Manager]....................................       [___]
[___]...........................................       [___]
[___]...........................................       [___]
[___] ..........................................       [___]

   Total........................................       [___]

-------------------
/26/ Add BancBoston Robertson Stephens International Limited as follows in any transaction where there will be a European road show and/or where a European Prospectus will be prepared and disseminated in Europe:

      "BANCBOSTON ROBERTSON STEPHENS INC. AND BANCBOSTON ROBERTSON STEPHENS
       INTERNATIONAL LIMITED"

                                      S-A

                                 SCHEDULE B




                                                            Number of              Maximum Number of
Selling Stockholder                                        Firm Shares             Option Shares to
                                                            to be Sold                  be Sold

Selling Stockholder #1
[address]
Attention: [___]........................................      [___]                      [___]
Selling Stockholder #2
[address]
Attention: [___]........................................      [___]                      [___]

   Total:...............................................      [___]                      [___]
                                                              ===========                =============

                                      S-B

                                   Exhibit A

                               Lock-Up Agreement

BancBoston Robertson Stephens Inc.
[ Co-Managers]
     [As Representatives of the Several Underwriters]
[c/o BancBoston Robertson Stephens Inc.]
555 California Street, Suite 2600
San Francisco, California 94104


RE:  ____________________ (the "Company")


Ladies & Gentlemen:

     The undersigned is an owner of record or beneficially of certain shares of Common Stock of the Company ("Common Stock") or securities convertible into or exchangeable or exercisable for Common Stock. The Company proposes to carry out a public offering of Common Stock (the "Offering") for which you will act as the representative[s] (the "Representative[s]") of the underwriters. The undersigned recognizes that the Offering will be of benefit to the undersigned and will benefit the Company by, among other things, raising additional capital for its operations. The undersigned acknowledges that you and the other underwriters are relying on the representations and agreements of the undersigned contained in this letter in carrying out the Offering and in entering into underwriting arrangements with the Company with respect to the Offering.

     In consideration of the foregoing, the undersigned hereby agrees that the undersigned will not offer to sell, contract to sell, or otherwise sell, dispose of, loan, pledge or grant any rights with respect to (collectively, a "Disposition") any shares of Common Stock, any options or warrants to purchase any shares of Common Stock or any securities convertible into or exchangeable for shares of Common Stock (collectively, "Securities") now owned or hereafter acquired directly by such person or with respect to which such person has or hereafter acquires the power of disposition, otherwise than (i) as a bona fide gift or gifts, provided the donee or donees thereof agree in writing to be bound by this restriction, (ii) as a distribution to partners or shareholders of such person, provided that the distributees thereof agree in writing to be bound by the terms of this restriction, (iii) with respect to dispositions of Common Shares acquired on the open market or (iv) with the prior written consent of BancBoston Robertson Stephens Inc., for a period commencing on the date hereof and continuing to a date 180 days after the Registration Statement is declared effective by the Securities and Exchange Commission (the "Lock-up Period")./27/ The foregoing restriction has been expressly agreed to preclude the holder of the Securities from engaging in any hedging

------------------------
/27/ If appropriate, the Lock-up Period may be extended to a date subsequent to the release by the Company of its quarterly earnings.

or other transaction which is designed to or reasonably expected to lead to or result in a Disposition of Securities during the Lock-up Period, even if such Securities would be disposed of by someone other than such holder. Such prohibited hedging or other transactions would include, without limitation, any short sale (whether or not against the box) or any purchase, sale or grant of any right (including, without limitation, any put or call option) with respect to any Securities or with respect to any security (other than a broad-based market basket or index) that included, relates to or derives any significant part of its value from Securities. The undersigned also agrees and consents to the entry of stop transfer instructions with the Company's transfer agent and registrar against the transfer of shares of Common Stock or Securities held by the undersigned except in compliance with the foregoing restrictions. BancBoston Robertson Stephens Inc., acting alone and in its sole discretion, may waive any provisions of this Lock-Up Agreement without notice to any third party.

     This agreement is irrevocable and will be binding on the undersigned and the respective successors, heirs, personal representatives, and assigns of the undersigned. In the event that the Registration Statement shall not have been
declared effective on or before                   , this Lock-Up Agreement
shall be of no further force or effect.


                                             Dated:
                                                   -----------------------------

                                             -----------------------------------
                                                          Printed Name of Holder


                                             By:
                                                --------------------------------
                                                                       Signature

                                             -----------------------------------
                                                  Printed Name of Person Signing
                                                (and indicate capacity of person
                                                signing if signing as custodian,
                                                     trustee, or on behalf of an
                                                                         entity)

                                   Exhibit B

            Matters to be Covered in the Opinion of Company Counsel

    (i) The Company and each Significant Subsidiary/28/ (as that term is defined in Regulation S-X of the Act) has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation;

    (ii) The Company and each Significant Subsidiary has the corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus;

    (iii) The Company and each Significant Subsidiary is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction, if any, in which the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to be so qualified or be in good standing would not have a Material Adverse Effect. To such counsel's knowledge, the Company does not own or control, directly or indirectly, any corporation, association or other entity other than [list subsidiaries];

    (iv) The authorized, issued and outstanding capital stock of the Company is as set forth in the Prospectus under the caption "Capitalization" as of the dates stated therein, the issued and outstanding shares of capital stock of the Company [(including the Selling Stockholder Shares)] have been duly and validly issued and are fully paid and nonassessable, and, to such counsel's knowledge, will not have been issued in violation of or subject to any preemptive right, co-sale right, registration right, right of first refusal or other similar right;

    (v) All issued and outstanding shares of capital stock of each Significant Subsidiary of the Company have been duly authorized and validly issued and are fully paid and nonassessable, and, to such counsel's knowledge, have not been issued in violation of or subject to any preemptive right, co-sale right, registration right, right of first refusal or other similar right and are owned by the Company free and clear of any pledge, lien, security interest, encumbrance, claim or equitable interest;

    (vi) The Firm Shares or the Option Shares, as the case may be, to be issued by the Company pursuant to the terms of this Agreement have been duly authorized and, upon issuance and delivery against payment therefor in accordance with the terms hereof, will be duly and validly issued and fully paid and nonassessable, and will not have been issued in violation of or subject to any preemptive right, co-sale right, registration right, right of first refusal or other similar right.


--------------------
/24/ Legal opinion shall be limited to subsidiaries that are significant within the meaning of Item 3-01 of Regulation S-X, unless a subsidiary is otherwise of particular importance to the Company (e.g. limited revenues or assets but holds proprietary information valuable to the Company).

    (vii) The Company has the corporate power and authority to enter into this Agreement and to issue, sell and deliver to the Underwriters the Shares to be issued and sold by it hereunder;

    (viii) This Agreement has been duly authorized by all necessary corporate action on the part of the Company and has been duly executed and delivered by the Company and, assuming due authorization, [execution and delivery by you, is a valid and binding agreement of the Company, enforceable in accordance with its terms, except as rights to indemnification hereunder may be limited by applicable law and except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting creditors' rights generally or by general equitable principles];

    (ix) The Registration Statement has become effective under the Act and, to such counsel's knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or threatened under the Securities Act;

    (x) The 8-A Registration Statement complied as to form in all material respects with the requirements of the Exchange Act; the 8-A Registration Statement has become effective under the Exchange Act; and the Firm Shares or the Option Shares have been validly registered under the Securities Act and the Rules and Regulations of the Exchange Act and the applicable rules and regulations of the Commission thereunder;

    (xi) The Registration Statement and the Prospectus, and each amendment or supplement thereto (other than the financial statements (including supporting schedules) and financial data derived therefrom as to which such counsel need express no opinion), as of the effective date of the Registration Statement, complied as to form in all material respects with the requirements of the Act and the applicable Rules and Regulations; [and each of the Incorporated Documents (other than the financial statements (including supporting schedules) and the financial data derived therefrom as to which such counsel need express no opinion) complied when filed pursuant to the Exchange Act as to form in all material respects with the requirements of the Act and the Rules and Regulations of the Exchange Act and the applicable rules and regulations of the Commission thereunder;]

    (xii) The information in the Prospectus under the caption "Description of Capital Stock," to the extent that it constitutes matters of law or legal conclusions, has been reviewed by such counsel and is a fair summary of such matters and conclusions; and the forms of certificates evidencing the Common Stock and filed as exhibits to the Registration Statement comply with [STATE OF COMPANY'S INCORPORATION] law;

    (xiii) The description in the Registration Statement and the Prospectus of the charter and bylaws of the Company and of statutes are accurate and fairly present the information required to be presented by the Securities Act;

    (xiv) To such counsel's knowledge, there are no agreements, contracts, leases or documents to which the Company is a party of a character required to be described or referred to in the Registration Statement or Prospectus [or any Incorporated Document] or to be filed as an exhibit to the Registration Statement [or any Incorporated Document] which are not described or referred to therein or filed as required;

    (xv) The performance of this Agreement and the consummation of the transactions herein contemplated (other than performance of the Company's indemnification obligations hereunder, concerning which no opinion need be expressed) will not (a) result in any violation of the Company's charter or bylaws or (b) to such counsel's knowledge, result in a material breach or violation of any of the terms and provisions of, or constitute a default under, any bond, debenture, note or other evidence of indebtedness, or any lease, contract, indenture, mortgage, deed of trust, loan agreement, joint venture or other agreement or instrument known to such counsel to which the Company is a party or by which its properties are bound, or any applicable statute, rule or regulation known to such counsel or, to such counsel's knowledge, any order, writ or decree of any court, government or governmental agency or body having jurisdiction over the Company or any of its subsidiaries, or over any of their properties or operations;

    (xvi) No consent, approval, authorization or order of or qualification with any court, government or governmental agency or body having jurisdiction over the Company or any of its subsidiaries, or over any of their properties or operations is necessary in connection with the consummation by the Company of the transactions herein contemplated, except
    (i) such as have been obtained under the Securities Act, (ii) such as may be required under state or other securities or Blue Sky laws in connection with the purchase and the distribution of the Shares by the Underwriters, (iii) such as may be required by the National Association of Securities Dealers, LLC and (iv) such as may be required under the federal or provincial laws of Canada;

    (xvii) To such counsel's knowledge, there are no legal or governmental proceedings pending or threatened against the Company or any of its subsidiaries of a character required to be disclosed in the Registration Statement or the Prospectus [or any Incorporated Document] by the Securities Act [or by the Exchange Act or the applicable rules and regulations of the Commission thereunder], other than those described therein;

    (xviii) To such counsel's knowledge, neither the Company nor any of its subsidiaries is presently (a) in material violation of its respective charter or bylaws, or (b) in material breach of any applicable statute, rule or regulation known to such counsel or, to such counsel's knowledge, any order, writ or decree of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries, or over any of their properties or operations; and

    (xix) To such counsel's knowledge, except as set forth in the Registration Statement and Prospectus [and any Incorporated Document], no holders of Company Shares or other securities of the Company have registration rights with respect to securities of the Company and, except as set forth in the Registration Statement and Prospectus, all holders of securities of the Company having rights known to such counsel to registration of such shares of Company Shares or other securities, because of the filing of the Registration Statement by the Company have, with respect to the offering contemplated thereby, waived such rights or such rights have expired by reason of lapse of time following notification of the Company's intent to file the Registration Statement or have included securities in the Registration Statement pursuant to the exercise of and in full satisfaction of such rights.

    (xx) The Company is not and, after giving effect to the offering and the sale of the Shares and the application of the proceeds thereof as described in the Prospectus, will not be, an "investment company" as such term is defined in the Investment Company Act of 1940, as amended.

    (xxi) To such counsel's knowledge, the Company owns or possesses sufficient trademarks, trade names, patent rights, copyrights, licenses, approvals, trade secrets and other similar rights (collectively, "Intellectual Property Rights") reasonably necessary to conduct their business as now conducted; and the expected expiration of any such Intellectual Property Rights would not result in a Material Adverse Effect. The Company has not received any notice of infringement or conflict with asserted Intellectual Property Rights of others, which infringement or conflict, if the subject of an unfavorable decision, would result in a Material Adverse Effect. To such counsel's knowledge, the Company's discoveries, inventions, products, or processes referred to in the Registration Statement or Prospectus do not infringe or conflict with any right or patent which is the subject of a patent application known to the Company./29/

    [(xxii) Each document filed pursuant to the Exchange Act (other than the financial statements and supporting schedules included therein, as to which no opinion need be rendered) and incorporated or deemed to be incorporated by reference in the Prospectus complied when so filed as to form in all material respects with the Exchange Act./30/]


    In addition, such counsel shall state that such counsel has participated in conferences with officials and other representatives of the Company, the Representatives, Underwriters' Counsel and the independent certified public accountants of the Company, at which such conferences the contents of the Registration Statement and Prospectus and related matters were discussed, and although they have not verified the accuracy or completeness of the statements contained in the Registration Statement or the

-------------------
/29/ To the extent the Company has separate intellectual property counsel or is materially dependent on patents, the opinions in Exhibit C should replace this
                                                 ---------
opinion.

/30/ In certain instances, it may be appropriate to request a disclosure opinion with respect to Exchange Act filings, by adding the following to the end of this sentence: "; and such counsel has no reason to believe that any of such documents, when they were so filed, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such documents were filed, not misleading."

Prospectus, nothing has come to the attention of such counsel which leads them to believe that, at the time the Registration Statement became effective and at all times subsequent thereto up to and on the First Closing Date or Second Closing Date, as the case may be, the Registration Statement and any amendment or supplement thereto [and any Incorporated Document, when such documents became effective or were filed with the Commission] (other than the financial statements including supporting schedules and other financial and statistical information derived therefrom, as to which such counsel need express no comment) contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or at the First Closing Date or the Second Closing Date, as the case may be, the Registration Statement, the Prospectus and any amendment or supplement thereto [and any Incorporated Document] (except as aforesaid) contained any untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. [Such counsel shall also state that the conditions for the use of Form S-3 set forth in the General Instructions thereto have been satisfied.]

                                   Exhibit C

                    Matters to be Covered in the Opinion of
                         Patent Counsel for the Company

            Such counsel are familiar with the technology used by the Company in its business and the manner of its use thereof and have read the Registration Statement and the Prospectus, including particularly the portions of the Registration Statement and the Prospectus referring to patents, trade secrets, trademarks, service marks or other proprietary information or materials and:

     (i) The Company is listed in the records of the United States Patent and Trademark Office as the holder of record of the patents listed on a schedule to such opinion (the "Patents") and each of the applications listed on a schedule to such opinion (the "Applications"). To the knowledge of such counsel, there are no claims of third parties to any ownership interest or lien with respect to any of the Patents or Applications. Such counsel is not aware of any material defect in form in the preparation or filing of the Applications on behalf of the Company. To the knowledge of such counsel, the Applications are being pursued by the Company. To the knowledge of such counsel, the Company owns as its sole property the Patents and pending Applications;

     (ii) The Company is listed in the records of the appropriate foreign offices as the sole holder of record of the foreign patents listed on a schedule to such opinion (the "Foreign Patents") and each of the applications listed on a schedule to such opinion (the "Foreign Applications"). Such counsel knows of no claims of third parties to any ownership interest or lien with respect to the Foreign Patents or Foreign Applications. Such counsel is not aware of any material defect of form in the preparation or filing of the Foreign Applications on behalf of the Company. To the knowledge of such counsel, the Foreign Applications are being pursued by the Company. To the knowledge of such counsel, the Company owns as its sole property the Foreign Patents and pending Foreign Applications;

     (iii) Such counsel knows of no reason why the Patents or Foreign Patents are not valid as issued. Such counsel has no knowledge of any reason why any patent to be issued as a result of any Application or Foreign Application would not be valid or would not afford the Company useful patent protection with respect thereto;

     (iv) As to the statements under the captions "Risk Factors -- Dependence on Patents and Proprietary Rights" and "Business -- Patents and Proprietary Rights," nothing has come to the attention of such counsel which caused them to believe that the above-mentioned sections of the Registration Statement, at the time the Registration Statement became effective and at all times subsequent thereto up to and on the Closing Date and on any later date on which Option Stock are to be purchased the Registration Statement and any amendment or supplement thereto made available and reviewed by such counsel contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or at the Closing Date or any later date on which the Option Stock are to be purchased, as the case may be, the above-mentioned sections of the Registration Statement, Prospectus and any amendment or supplement thereto made available and reviewed by such counsel contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and

     (v) Such counsel knows of no material action, suit, claim or proceeding relating to patents, patent rights or licenses, trademarks or trademark rights, copyrights, collaborative research, licenses or royalty arrangements or agreements or trade secrets, know-how or proprietary techniques, including processes and substances, owned by or affecting the business or operations of the Company which are pending or threatened against the Company or any of its officers or directors.

                                   Exhibit D

         Matters to be Covered in the Opinion  of Underwriters' Counsel

    (i) The [Firm Shares] [Shares to be issued by the Company] [Option Shares] have been duly authorized and, upon issuance and delivery and payment therefor in accordance with the terms of the Underwriting Agreement, will be validly issued, fully paid and non-assessable.

    (ii) The Registration Statement complied as to form in all material respects with the requirements of the Act; the Registration Statement has become effective under the Act and, to such counsel's knowledge, no stop order proceedings with respect thereto have been instituted or threatened or are pending under the Act.

    (iii) The 8-A Registration Statement complied as to form in all material respects with the requirements of the Exchange Act; the 8-A Registration Statement has become effective under the Exchange Act; and the Firm Shares or the Option Shares have been validly registered under the Securities Act and the Rules and Regulations of the Exchange Act and the applicable rules and regulations of the Commission thereunder;

    (iv) The Underwriting Agreement has been duly authorized, executed and delivered by the Company.

    (v) The Underwriting Agreement has been duly authorized, executed and delivered by the Selling [Stockholders] [Shareholders].]

    Such counsel shall state that such counsel has reviewed the opinions addressed to the Representatives from [list each set of counsel that has provided an opinion], each dated the date hereof, and furnished to you in accordance with the provisions of the Underwriting Agreement. Such opinions appear on their face to be appropriately responsive to the requirements of the Underwriting Agreement.

    In addition, such counsel shall state that such counsel has participated in conferences with officials and other representatives of the Company, the Representatives, Underwriters' Counsel and the independent certified public accountants of the Company, at which such conferences the contents of the Registration Statement and Prospectus and related matters were discussed, and although they have not verified the accuracy or completeness of the statements contained in the Registration Statement or the Prospectus, nothing has come to the attention of such counsel which leads them to believe that, at the time the Registration Statement became effective and at all times subsequent thereto up to and on the First Closing Date or Second Closing Date, as the case may be, the Registration Statement and any amendment or supplement thereto [and any Incorporated Document, when such documents became effective or were filed with the Commission] (other than the financial statements including supporting schedules and other financial and statistical information derived therefrom, as to which such counsel need express no comment) contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or at the First Closing Date or the Second Closing Date, as the case may be, the Registration Statement, the Prospectus and any amendment or supplement thereto [and any Incorporated Document] (except as aforesaid) contained any untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. [Such counsel shall also state that the conditions for the use of Form S-3 set forth in the General Instructions thereto have been satisfied.]

                                   Exhibit E

      Matters to be Covered in the Opinion of Selling Stockholder Counsel

     (i) The Underwriting Agreement has been duly authorized, executed and delivered by or on behalf of, and is a valid and binding agreement of, such Selling Stockholder, enforceable in accordance with its terms, except as rights to indemnification thereunder may be limited by applicable law and except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally or by general equitable principles.

     (ii) The execution and delivery by such Selling Stockholder of, and the performance by such Selling Stockholder of its obligations under, the Underwriting Agreement and its Custody Agreement and its Power of Attorney will not contravene or conflict with, result in a breach of, or constitute a default under, the charter or by-laws, partnership agreement, trust agreement or other organization documents, as the case may be, of such Selling Stockholder, or, to the best of such counsel's knowledge, violate, result in a breach of or constitute a default under the terms of any other agreement or instrument to which such Selling Stockholder is a party or by which it is bound, or any judgement, order or decree applicable to such Selling Stockholder of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over such Selling Stockholder.

     (iii) Such Selling Stockholder has good and valid title to all of the Common Shares which may be sold by such Selling Stockholder under the Underwriting Agreement and has the legal right and power, and all authorization and approvals required [under its charter and by-laws,] [partnership agreement,] [trust agreement] [or other organizational documents, as the case may be,] to enter into the Underwriting Agreement and its Custody Agreement and its Power of Attorney, to sell, transfer and deliver all of the Common Shares which may be sold by such Selling Stockholder under the Underwriting Agreement and to comply with its other obligations under the Underwriting Agreement, its Custody Agreement and its Power of Attorney.

     (iv) Each of the Custody Agreement and Power of Attorney of such Selling Stockholder has been duly authorized, executed and delivered by such Selling Stockholder and is a valid and binding agreement of such Selling Stockholder, enforceable in accordance with its terms, except as [rights to indemnification thereunder may be limited by applicable law and except as] the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally or by general equitable principles.

     (v) Assuming that the Underwriters purchase the Shares which are sold by such Selling Stockholder pursuant to the Underwriting Agreement for value, in good faith and without notice of any adverse claims, the delivery of such Shares pursuant to the Underwriting Agreement will pass good and valid title to such Shares, free and clear of any security interest, mortgage, pledge, lieu encumbrance or other claim.

     (vi) To the best of such counsel's knowledge, no consent, approval, authorization or other order of, or registration or filing with, any court or governmental authority or agency, is required for the consummation by such Selling Stockholder of the transactions contemplated in the Underwriting Agreement, except as required under the Securities Act, applicable state securities or blue sky laws, and from the National Association of Securities Dealers, LLC.

                                  ATTACHMENT 1


         MODIFICATIONS TO ACCOMMODATE ISSUERS ELIGIBLE TO USE FORM S-3
         -------------------------------------------------------------


          Paragraph immediately following Introductory paragraph. In the first sentence, change the reference from S-1 to S-3. In the second sentence, after the phrase, "(collectively, the "Securities Act"), including" insert the phrase "all documents incorporated or deemed to be incorporated by reference therein"; and after the phrase "Rule 434 under the Securities Act" insert the phrase, "or the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder (collectively, the "Exchange Act"). At the end of the paragraph, add the following sentence:

          All references in this Agreement to financial statements and schedules and other information which is "contained," "included" or "stated" in the Registration Statement or the Prospectus (and all other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information which is or is deemed to be incorporated by reference in the Registration Statement or the Prospectus, as the case may be; and all references in this Agreement to amendments or supplements to the Registration Statement or the Prospectus shall be deemed to mean and include the filing of any document under the Exchange Act which is or is deemed to be incorporated by reference in the Registration Statement or the Prospectus, as the case may be.

          Section 1(A). At the end of the Section, insert the following paragraphs:

                 (__)   Exchange Act Compliance.  The documents incorporated or
       deemed to be incorporated by reference in the Prospectus, at the time they were or hereafter are filed with the Commission, complied and will comply in all material respects with the requirements of the Exchange Act, and, when read together with the other information in the Prospectus, at the time the Registration Statement and any amendments thereto become effective and at the First Closing Date and the Second Closing Date, as the case may be, will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                (__)    Exchange Act Reports Filed. The Company has filed all
       reports required to be filed pursuant to the Securities Act and the Exchange Act.

                (__)    Conditions for Use of Form S-3. The Company has
       satisfied the conditions for the use of Form S-3, as set forth in the general instructions thereto, with respect to the Registration Statement.